UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22363

Oppenheimer SteelPath MLP Funds Trust
(Exact name of registrant as specified in charter)

6803 S. TucsonWay
Centennial, CO 80112-3924
(Address of principal executive offices) (Zip Code)

Arthur S. Gabinet
OFI SteelPath, Inc.
Two World Financial Center
New York, NY 10281-1008
(Name and address of agent for service)

Registrant's telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: May 31, 2014

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER STEELPATH MLP SELECT 40 FUND

SEMIANNUAL REPORT 5.31.2014

Fund Performance Discussion	3
Top Holdings and Allocations	6
Share Class Performance	7
Fund Expenses	9
Statement of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	23
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	39
Trustees and Officers	40
Privacy Policy Notice	41

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/30/14*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	10.85%	4.49%	7.62%	11.62%
1-Year	17.30	10.57	20.45	18.36
Since Inception (3/31/10)	13.33	11.74	15.11	19.47

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL.OPP (225.5677).

*	May 30, 2014, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2014.

2

Fund Performance Discussion

We thank you for investing with Oppenheimer SteelPath MLP Funds. Because our fiscal year ends November 30th, the following semiannual report covers the period from December 1, 2013 to May 30, 2014.

During the six month reporting period, the Fund’s Class A shares (without sales charge) produced a total return of 10.85%. For comparative purposes, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZX), provided a total return of 11.62%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same reporting period, the S&P 500 Index produced a total return of 7.62%.

MLPs generally performed poorly over the first half of December 2013, likely attributable to year-end tax selling and several larger secondary offerings. However a mid-month Congressional budget agreement helped lift the broad markets as well as MLPs, which ended up gaining 1.6% for the month.

For the first calendar quarter of 2014, MLPs delivered muted positive performance with a 1.9% total return. This unremarkable performance masks some underlying volatility, however, as several low-yield, high-growth MLPs rallied materially while names with little or low perceived growth prospects generally traded poorly.

The quarter’s positive return was primarily achieved over the last weeks of March and in part derived from generally strong first-quarter earnings reports which also served to improve visibility into future growth plans. Commodity pricing was not volatile throughout the period supported by colder than normal temperatures across most of the country with particular strength in natural gas pricing. These positive dynamics combined with calm broader equity and interest rate markets to provide a supportive environment for the asset class and drove positive performance through the end of the period. Consequently, MLPs provided a 10.2% total return from mid-March through the end of May.

Notably, MLPs underperformed other higher-yielding equities such as Real Estate Investment Trust (REITs) and Utilities over the semiannual period; REITs provided a total return of 16.6%, respectively, and the Utilities sector provided a 14.1% return. REITs and Utilities often trade with greater sympathy to the interest rate environment and this strong performance may in part reflect the 27 basis point decline in the ten-year treasury rate over the period. Notably, over the May to September period in 2013, when interest rates increased 136 basis points, REITs and Utilities lost 15.3% and 11.4%, respectively, versus the 3.0% loss of the MLP sector.

3

MACRO REVIEW

All the major energy MLP subsectors generated positive performance over the six-month reporting period. The Petroleum Transportation subsector led the midstream group as a number of the low-yield, high-growth MLPs fall under this subsector. The Gathering and Processing subsector delivered better than average performance over the period and generally benefited from the supportive commodity price environment. In addition, several partnerships in the subsector announced new projects during the period adding visibility to their growth prospects.

The Natural Gas Pipeline and Coal subsectors underperformed over the reporting period. Each subsector’s performance was impacted by outsized losses at partnerships that announced distribution reductions; within the asset class, distribution reductions are rare and typically result in a significant price reaction. Both subsectors have generally faced headwinds in recent years as a result of sustained poor commodity pricing. Notably, rapidly increasing natural gas production in certain regions of the country has benefited well-positioned pipelines, while pipelines in other regions have faced lower volume or margin opportunities. This trend is likely to continue as North East production continues to rise and demand along the Gulf Coast and South East experiences significant growth through power generation consumption and the initiation of liquefied natural gas (LNG) exports.

FUND REVIEW

Key contributors to the Fund’s performance were Energy Transfer Equity, LP (ETE) and Magellan Midstream Partners, LP (MMP).

ETE outperformed owing in part to acquisition activity at Regency Energy Partners. LP (RGP) and Energy Transfer Partners, LP (ETP), two of the partnership’s operating affiliates. These acquisitions add to an already expansive, integrated, and attractive asset footprint and can potentially fuel further distribution growth going forward. The consolidated entity also has a robust organic growth project backlog.

MMP outperformed with strong operating results and improved guidance. The partnership continues to benefit from demand for midstream infrastructure to handle crude oil volumes from the Permian Basin and Cushing, Oklahoma to the Gulf Coast. Notably, the partnership increased its distribution 17% over 2013 and announced plans to grow its distribution by 20% in 2014 and 15% in 2015.

Key detractors from the Fund’s performance were El Paso Pipeline Partners, L.P. (EPB) and Boardwalk Pipeline Partners, L.P. (BWP).

EPB underperformed in part due to updated management guidance that conveyed flat distribution expectations for 2014 versus a previous outlook for modest growth. Management expects growth from an announced acquisition to largely be negated by reduced

4

revenue from rate case settlements and weaker contract renewals at certain pipelines. While distribution security appears intact, the Fund eliminated exposure to the name.

BWP underperformed after announcing its intention to significantly lower its distribution. This action was largely unexpected and resulted in a significant price reaction. The partnership had been contending with the challenging re-contracting environment faced by many natural gas pipeline operators over recent years but its decision to cut its distribution appeared to be primarily driven by a decision to self-finance its capital investment program rather than forced by financial distress. Notably, at period end, the partnership expected cash flow coverage going forward that is well in excess of the MLP sector average. The partnership’s decision to cut its distribution reflects a significant departure from traditional sector participant behavior. Though the investment team believed a near-term distribution cut was unnecessary and unlikely, the position had been reduced, though not completely eliminated, prior to the announcement due to the partnership’s growing risk profile. However, we eliminated our position by period end.

OUTLOOK

We believe the environment for domestic midstream/energy infrastructure providers remains constructive. While crude oil and natural gas liquid (NGL) prices may experience volatility as production success may at times outpace the logistical and industrial changes needed to spur similar levels of demand, the need for additional energy infrastructure remains acute. Importantly, we believe crude oil and NGL pricing could fall substantially while still supporting robust producer activity and volume growth to the benefit of energy infrastructure operators.

The opportunity set created by the macro trend of dramatic growth in domestic crude oil, natural gas, and NGL production volumes is widespread, robust and long term in nature. We prefer to seek exposure to these dynamics through names with fee or fee-like exposure versus commodity price exposure as we believe such entities offer the most attractive risk-to-reward opportunity within the sector.

5

Top Holdings and Allocations*

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Energy Transfer Equity LP	5.93%
Plains All American Pipeline LP	4.84%
Enterprise Products Partners LP	4.62%
Magellan Midstream Partners LP	4.27%
Buckeye Partners LP	4.13%
Access Midstream Partners LP	4.00%
Energy Transfer Partners LP	3.89%
Sunoco Logistics Partners LP	3.71%
DCP Midstream Partners LP	3.62%
ONEOK Partners LP	3.53%

Portfolio holdings and allocations are subject to change. Percentages are as of May 30, 2014, and based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 30, 2014, and based on the total value of investments.

*	May 30, 2014, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements.

6

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/30/2014

	Inception Date	6 Month	1-Year	Since Inception
Class A (MLPFX)	3/31/10	10.85%	17.30%	13.33%
Class C (MLPEX)	7/14/11	10.37%	16.45%	12.63%
Class I (OSPSX)*	6/28/13	11.05%	N/A	13.77%
Class W (MLPYX)**	3/31/10	10.96%	17.73%	13.68%
Class Y (MLPTX)**	3/31/10	10.96%	17.73%	13.68%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/30/2014

	Inception Date	6 Month	1-Year	Since Inception
Class A (MLPFX)	3/31/10	4.49%	10.57%	11.74%
Class C (MLPEX)	7/14/11	9.37%	15.45%	12.63%
Class I (OSPSX)*	6/28/13	11.05%	N/A	13.77%
Class W (MLPYX)**	3/31/10	10.96%	17.73%	13.68%
Class Y (MLPTX)**	3/31/10	10.96%	17.73%	13.68%

*	Class I shares commenced operations at the close of business June 28, 2013.

**	Effective June 28, 2013 Class I shares were renamed Class Y shares and Class Y shares were renamed Class W shares. See Note 1 of the Notes to Financial Statements for additional information.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL.OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class W, or Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated

7

using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis (AMZX). The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial adviser, visiting oppenheimerfunds.com, or calling 1.800.CALL.OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Actual	Beginning Account Value December 1, 2013	Ending Account Value May 30, 2014	Expenses Paid During 6 Months Ended May 30, 2014
Class A	$1,000.00	$1,108.50	$5.79
Class C	1,000.00	1,103.70	9.73
Class I	1,000.00	1,110.50	3.96
Class W	1,000.00	1,109.60	4.46
Class Y	1,000.00	1,109.60	5.80

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.50	5.55
Class C	1,000.00	1,015.75	9.32
Class I	1,000.00	1,019.50	3.79
Class W	1,000.00	1,019.50	4.27
Class Y	1,000.00	1,019.50	5.55

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended May 30, 2014 are as follows:

Class	Expense Ratios
Class A	1.10%
Class C	1.85
Class I	0.75
Class W	0.85
Class Y	0.85

The expense ratios for Classes A, C, W, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

10

STATEMENT OF INVESTMENTS May 30, 2014* / Unaudited

Description	Shares	Value
Master Limited Partnership Shares — 107.9%
Coal — 1.6%
Alliance Holdings GP LP	303,174	$19,494,088
Alliance Resource Partners LP	306,825	27,905,734
Total Coal		47,399,822

Diversified — 11.1%
Enterprise Products Partners LP	1,880,481	140,697,588
ONEOK Partners LP	1,949,368	107,410,177
Williams Partners LP	1,671,456	88,771,028
Total Diversified		336,878,793

Exploration & Production — 0.2%
EV Energy Partners LP	144,543	5,337,973

Gathering/Processing — 28.6%
Access Midstream Partners LP	1,931,896	121,690,129
Compressco Partners LP	375,880	9,163,954
Crestwood Midstream Partners LP	1,320,045	28,776,981
DCP Midstream Partners LP	2,050,532	110,134,074
Enable Midstream Partners LP 2	699,550	17,768,570
EnLink Midstream Partners LP	1,939,325	59,091,233
Exterran Partners LP	1,356,720	37,947,458
MarkWest Energy Partners LP	1,634,155	101,235,902
Midcoast Energy Partners LP 1	1,391,184	30,619,960
Regency Energy Partners LP	3,558,678	98,931,248
Summit Midstream Partners LP	1,300,424	58,532,084

Description	Shares	Value
Gathering/Processing — 28.6% (Continued)
Targa Resources Partners LP	1,225,811	$83,306,116
Western Gas Equity Partners LP	344,131	17,881,047
Western Gas Partners LP	1,336,312	96,201,101
Total Gathering/Processing		871,279,857

Marine — 5.8%
GasLog, Ltd. 2	1,325,580	30,952,293
Seadrill Partners LLC	2,157,397	70,848,918
Teekay LNG Partners LP	1,692,419	74,974,162
Total Marine		176,775,373

Natural Gas Pipelines — 20.2%
El Paso Pipeline Partners LP	2,349,523	80,447,668
Energy Transfer Equity LP	3,544,482	180,626,803
Energy Transfer Partners LP	2,104,521	118,526,623
EQT Midstream Partners LP	1,003,681	82,442,357
Spectra Energy Partners LP	1,797,850	94,297,232
TC Pipelines LP	1,122,470	58,368,440
Total Natural Gas Pipelines		614,709,123

Petroleum Transportation — 40.4%
Buckeye Partners LP	1,600,604	125,583,390
Delek Logistics Partners LP	422,535	14,738,021
Enbridge Energy Partners LP	2,213,909	68,631,179
Genesis Energy LP	1,529,490	87,180,930
Global Partners LP	1,202,596	49,270,358
Holly Energy Partners LP	2,238,966	79,125,058

11

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Description	Shares	Value
Petroleum Transportation — 40.4% (Continued)
Magellan Midstream Partners LP	1,588,317	$130,051,396
Martin Midstream Partners LP	898,604	36,519,266
MPLX LP	342,566	19,581,073
NGL Energy Partners LP	1,054,874	42,194,960
NuStar Energy LP	752,193	43,642,238
NuStar GP Holdings LLC	1,687,951	59,078,285
Oiltanking Partners LP	675,732	60,207,721
PBF Logistics LP	774,825	20,726,569
Plains All American Pipeline LP	2,609,640	147,366,371
Sunoco Logistics Partners LP	1,227,450	112,925,400
Susser Petroleum Partners LP	544,507	25,700,730
Tesoro Logistics LP	1,054,629	73,507,641
TransMontaigne Partners LP	690,679	34,278,399
Total Petroleum Transportation		1,230,308,985

Total Master Limited Partnership Shares
(identified cost $2,182,173,920)		3,282,689,926

Common Stock — 2.9%
Diversified — 0.2%
Williams Cos., Inc.	139,100	6,532,136

Marine — 2.7%
Dorian LPG, Ltd. 2	249,850	5,074,454
Golar LNG Partners LP	1,534,731	50,569,386
Teekay Offshore Partners LP	704,699	25,136,613
Total Marine		80,780,453

Total Common Stock
(identified cost $81,500,369)		87,312,589

Description	Shares	Value
Short-Term Investments — 1.4%
Money Market — 1.4%
Fidelity Treasury Portfolio, 0.010% 3	44,097,527	$44,097,527

Total Short-Term Investments
(identified cost $44,097,527)		44,097,527

Total Investments — 112.2%
(identified cost $2,307,771,816)		3,414,100,042
Liabilities In Excess of Other Assets — (12.2)%		(370,556,311)
Net Assets — 100.0%		$3,043,543,731

12

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

*	May 30, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

LP — Limited Partnership

LLC — Limited Liability Company

1.
Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended May 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 29, 2013*	Gross Additions	Gross Reductions	Shares May 30, 2014
Midcoast Energy Partners LP	638,689	752,495	—	1,391,184

	Value	Distributions	Realized Gain/(Loss)
Midcoast Energy Partners LP	30,619,960	603,046	—

2.	Non-income producing security.

3.	Variable rate security; the coupon rate represents the rate at May 30, 2014.

See accompanying Notes to Financial Statements.

13

STATEMENT OF
ASSETS AND LIABILITIES May 30, 2014* / Unaudited

Assets
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $2,282,501,159)	$3,383,480,082
Affiliated companies (cost $25,270,657)	30,619,960
3,414,100,042
Deferred tax asset	104,614,662
Dividends receivable	159,302
Receivable for investments sold	4,723,225
Receivable for beneficial interest sold	14,504,002
Prepaid expenses	191,004
Total assets	3,538,292,237

Liabilities
Payable for beneficial interest redeemed	4,122,650
Payable for investments purchased	3,132,000
Deferred tax liability	484,549,515
Payable to Manager	1,482,921
Payable for distribution and service plan fees, Class A	170,658
Payable for distribution and service plan fees, Class C	310,122
Transfer Agent Fees, Class A	150,179
Transfer Agent Fees, Class C	68,227
Transfer Agent Fees, Class I	1,535
Transfer Agent Fees, Class W	11,438
Transfer Agent Fees, Class Y	315,231
Trustee’s fees	29,067
Other liabilities	404,963
Total liabilities	494,748,506

Net Assets	$3,043,543,731

Composition of Net Assets:
Par value of shares of beneficial interest	$233,979
Paid-in capital	2,393,610,856
Undistributed net investment loss, net of deferred taxes	(25,813,600)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(21,222,917)
Net unrealized appreciation on investments, net of deferred taxes	696,735,413
Net Assets	$3,043,543,731

14

STATEMENT OF
ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$12.92
Offering price per share (net asset value plus sales charge of 5.75% at offering price)	$13.71
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$12.73
Class I Shares:**
Net asset value, offering price and redemption proceeds per share	$13.11
Class W Shares:***
Net asset value, offering price and redemption proceeds per share	$13.11
Class Y Shares:***
Net asset value, offering price and redemption proceeds per share	$13.11

Net Assets:
Class A shares	$825,089,972
Class C shares	379,256,354
Class I shares**	63,606,429
Class W shares***	61,522,695
Class Y shares***	1,714,068,281
Total Net Assets	$3,043,543,731

Shares Outstanding:
Class A shares	63,853,743
Class C shares	29,791,796
Class I shares**	4,852,944
Class W shares***	4,694,583
Class Y shares***	130,785,497
Total Shares Outstanding	233,978,563

*	May 30, 2014 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

**	Class I shares commenced operations at the close of business June 28, 2013.

***	Effective June 28, 2013, Class I shares were renamed Class Y shares and Class Y shares were renamed Class W shares. See Note 1 of the Notes to Financial Statements for additional information.

See accompanying Notes to Financial Statements.

15

STATEMENT OF
OPERATIONS For the Six Months Ended May 30, 2014* / Unaudited

Investment Income
Distributions from Master Limited Partnerships from:
Unaffiliated Master Limited Partnerships	$75,274,529
Affiliated Master Limited Partnerships	603,046
Less return of capital on distributions from:
Unaffiliated Master Limited Partnerships	(75,274,529)
Affiliated Master Limited Partnerships	(603,046)
Dividend income	88,168
Total investment income	88,168

Expenses
Management fees	9,213,333
Distribution and service plan fees
Class A	880,822
Class C	1,512,186
Transfer agent fees
Class A	775,123
Class C	332,681
Class I	8,636
Class W	64,724
Class Y	1,659,103
Tax Expense	359,973
Administrative fees	306,337
Registration fees	140,196
Legal, auditing, and other professional fees	87,036
Custody fees	72,594
Trustees' fees	44,809
Other	58,449
Total expenses, before waivers and deferred taxes	15,516,002
Less expense waivers	(1,576,062)
Net expenses, before deferred taxes	13,939,940

Net investment loss, before deferred taxes	(13,851,772)
Deferred tax benefit	5,111,304
Net investment loss, net of deferred taxes	(8,740,468)

Net Realized and Unrealized Losses on Investments
Net Realized Losses
Investments from
Unaffiliated companies	(12,132,358)
Deferred tax benefit	4,476,840
Net realized losses, net of deferred taxes	(7,655,518)
Net Change in Unrealized Appreciation
Investments	475,358,047
Deferred tax expense	(175,407,119)
Net change in unrealized appreciation, net of deferred taxes	299,950,928

Net realized and unrealized gains on investments, net of deferred taxes	292,295,410
Change in net assets resulting from operations	$283,554,942

*	May 30, 2014 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

16

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 30, 2014* (Unaudited)	For the Year/ Period Ended November 29, 2013*
Operations
Net investment loss, net of deferred taxes	$(8,740,468)	$(8,988,522)
Net realized losses on investments, net of deferred taxes	(7,655,518)	(1,265,135)
Net change in unrealized appreciation on investments, net of deferred taxes	299,950,928	269,880,948
Change in net assets resulting from operations	283,554,942	259,627,291

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(20,852,250)	(27,231,386)
Class C shares	(9,122,530)	(7,731,208)
Class I shares**	(1,682,219)	(349)
Class W shares***	(1,662,206)	(4,019,883)
Class Y shares***	(43,233,149)	(66,161,020)
Change in net assets resulting from distributions to shareholders	(76,552,354)	(105,143,846)

Beneficial Interest Transactions
Class A	151,395,829	378,464,409
Class C	114,087,864	212,931,498
Class I**	5,783,236	52,451,721
Class W***	(1,360,890)	(11,924,950)
Class Y***	219,160,131	535,108,441
Change in net assets resulting from beneficial interest transactions	489,066,170	1,167,031,119
Change in net assets	696,068,758	1,321,514,564

Net Assets
Beginning of period	2,347,474,973	1,025,960,409
End of period	$3,043,543,731	$2,347,474,973

Undistributed net investment loss, net of deferred taxes	$(25,813,600)	$(17,073,132)

*	May 30, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting period. See Note 1 of the accompanying Notes.

**	Class I shares commenced operations at the close of business June 28, 2013.

***	Effective June 28, 2013, Class I shares were renamed Class Y shares and Class Y shares were renamed Class W shares. See Note 1 of the Notes to Financial Statements for additional information.

See accompanying Notes to Financial Statements.

17

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 30, 2014* (Unaudited)		Year Ended November 29, 2013*		Year Ended November 30, 2012	Year Ended November 30, 2011	Period Ended November 30, 2010 1
Per Share Operating Data
Net Asset Value, Beginning of Period	$11.99		$10.67		$10.56	$10.74	$10.00
Income/(loss) from investment operations:
Net investment loss 2	(0.04)		(0.07)		(0.07)	(0.07)	(0.03)
Return of capital 2	0.22		0.44		0.43	0.44	0.30
Net realized and unrealized gains	1.10		1.66		0.46	0.14	0.96
Total from investment operations	1.28		2.03		0.82	0.51	1.23
Distributions to shareholders:
Return of capital	(0.35)		(0.71)		(0.71)	(0.69)	(0.49)
Net asset value, end of period	$12.92		$11.99		$10.67	$10.56	$10.74

Total Return, at Net Asset Value 3	10.85%		19.32%		7.87%	4.85%	12.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$825,090		$618,758		$207,631	$114,930	$45,575
Ratio of Expenses to Average Net Assets:4
Before (waivers) and deferred tax expense	1.24%		1.13%		1.14%	1.23%	1.45%
Expense (waivers)	(0.11%)		(0.01%)		(0.04%)	(0.13%)	(0.35%)
Net of (waivers) and before deferred tax expense	1.13	%5	1.12	%5	1.10%	1.10%	1.10%
Deferred tax expense 6	12.60	%7	8.42%		4.14%	1.94%	14.65%
Total expense	13.73%		9.54%		5.24%	3.04%	15.75%

Ratio of Investment Loss to Average Net Assets:4
Before (waivers) and deferred tax expense	(1.22%)		(0.94%)		(1.07%)	(1.23%)	(1.08%)
Expense (waivers)	(0.11%)		(0.01%)		(0.04%)	(0.13%)	(0.35%)
Net of (waivers) and before deferred tax expense	(1.11%)		(0.93%)		(1.03%)	(1.10%)	(0.73%)
Deferred tax benefit 8	0.39	%7	0.33%		0.35%	0.41%	0.29%
Net investment loss	(0.72%)		(0.60%)		(0.68%)	(0.69%)	(0.44%)

Portfolio Turnover Rate	2%		2%		11%	10%	15%

*	May 30, 2014 and November 29, 2013 represent the last business day in the Fund’s respective reporting period. See Note 1 of the accompanying Notes.
1.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for less than full period.
5.	Includes tax expense. Without tax expense, the net asset expense ratio would be 1.10%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

18

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 30, 2014* (Unaudited)		Year Ended November 29, 2013*		Year Ended November 30, 2012	Period Ended November 30, 2011 1
Per Share Operating Data
Net Asset Value, Beginning of Period	$11.87		$10.64		$10.58	$10.90
Income/(loss) from investment operations:
Net investment loss 2	(0.07)		(0.13)		(0.12)	(0.05)
Return of capital 2	0.22		0.45		0.46	0.22
Net realized and unrealized gains/(losses)	1.06		1.62		0.43	(0.14)
Total from investment operations	1.21		1.94		0.77	0.03
Distributions to shareholders:
Return of capital	(0.35)		(0.71)		(0.71)	(0.35)
Net asset value, end of period	$12.73		$11.87		$10.64	$10.58

Total Return, at Net Asset Value 3	10.37%		18.51%		7.36%	0.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$379,256		$241,984		$123,372	$2,895
Ratio of Expenses to Average Net Assets:4
Before (waivers) and deferred tax expense	1.95%		1.89%		2.04%	4.29%
Expense (waivers)	(0.07%)		(0.01%)		(0.19%)	(2.44%)
Net of (waivers) and before deferred tax expense	1.88	%5	1.88	%5	1.85%	1.85%
Deferred tax expense 6	12.60	%7	6.84%		3.88%	0.82%
Total expense	14.48%		8.72%		5.73%	2.67%

Ratio of Investment Loss to Average Net Assets:4
Before (waivers) and deferred tax expense	(1.93%)		(1.70%)		(1.96%)	(4.29%)
Expense (waivers)	(0.07%)		(0.01%)		(0.19%)	(2.44%)
Net of (waivers) and before deferred tax expense	(1.86%)		(1.69%)		(1.77%)	(1.85%)
Deferred tax benefit 8	0.39	%7	0.62%		0.63%	0.69%
Net investment loss	(1.47%)		(1.07%)		(1.14%)	(1.16%)

Portfolio Turnover Rate	2%		2%		11%	10%

*	May 30, 2014 and November 29, 2013 represent the last business day in the Fund’s respective reporting period. See Note 1 of the accompanying Notes.
1.	Shares commenced operations at the close of business July 14, 2011.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for less than full period.
5.	Includes tax expense. Without tax expense, the net asset expense ratio would be 1.85%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

19

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 30, 2014* (Unaudited)		Period Ended November 29, 2013*, 1, 2
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.14		$12.20
Income/(loss) from investment operations:
Net investment loss 3	(0.03)		(0.04)
Return of capital 3	0.23		0.00	4
Net realized and unrealized gains	1.12		0.33
Total from investment operations	1.32		0.29
Distributions to shareholders:
Return of capital	(0.35)		(0.35)
Net asset value, end of period	$13.11		$12.14

Total Return, at Net Asset Value 5	11.05%		2.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,606		$53,247
Ratio of Expenses to Average Net Assets:6
Before (waivers) and deferred tax expense	0.78	%7	1.32	%8
Deferred tax expense 9	12.60	%10	0.96%
Total expense	13.38%		2.28%

Ratio of Investment Loss to Average Net Assets:6
Before (waivers) and deferred tax expense	(0.76%)		(1.32%)
Deferred tax benefit 11	0.39	%10	0.46%
Net investment loss	(0.37%)		(0.86%)

Portfolio Turnover Rate	2%		2%

*	May 30, 2014 and November 29, 2013 represent the last business day in the Fund’s respective reporting period. See Note 1 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.	Amount rounds to less than $0.005.
5.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6.	Annualized for less than full period.
7.	Includes tax expense. Without tax expense, the net expense ratio would be 0.75%.
8.	Includes tax expense. Without tax expense, the net expense ratio would be 1.29%.
9.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
10.	Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
11.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20

FINANCIAL HIGHLIGHTS (Continued)

Class W	Six Months Ended May 30, 2014* (Unaudited)		Year Ended November 29, 2013*, 1		Year Ended November 30, 2012 1	Year Ended November 30, 2011 1	Period Ended November 30, 2010 1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.15		$10.77		$10.62	$10.78	$10.00
Income/(loss) from investment operations:
Net investment loss 3	(0.03)		(0.05)		(0.05)	(0.06)	(0.02)
Return of capital 3	0.22		0.42		0.41	0.41	0.27
Net realized and unrealized gains	1.12		1.72		0.50	0.18	1.02
Total from investment operations	1.31		2.09		0.86	0.53	1.27
Distributions to shareholders:
Return of capital	(0.35)		(0.71)		(0.71)	(0.69)	(0.49)
Net asset value, end of period	$13.11		$12.15		$10.77	$10.62	$10.78

Total Return, at Net Asset Value 4	10.96%		19.71%		8.21%	5.02%	13.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61,523		$58,357		$61,876	$89,244	$96,020
Ratio of Expenses to Average Net Assets:5
Before (waivers) and deferred tax expense	1.09%		0.87%		0.90%	0.97%	1.11%
Expense (waivers)	(0.21%)		(0.01%)		(0.05%)	(0.12%)	(0.26%)
Net of (waivers) and before deferred tax expense	0.88	%6	0.86	%6	0.85%	0.85%	0.85%
Deferred tax expense 7	12.60	%8	10.74%		4.18%	1.88%	15.06%
Total expense	13.48%		11.60%		5.03%	2.73%	15.91%

Ratio of Investment Loss to Average Net Assets:5
Before (waivers) and deferred tax expense	(1.07%)		(0.70%)		(0.83%)	(0.96%)	(0.76%)
Expense (waivers)	(0.21%)		(0.01%)		(0.05%)	(0.12%)	(0.26%)
Net of (waivers) and before deferred tax expense	(0.86%)		(0.69%)		(0.78%)	(0.84%)	(0.50%)
Deferred tax benefit 9	0.39	%8	0.25%		0.26%	0.31%	0.20%
Net investment loss	(0.47%)		(0.44%)		(0.52%)	(0.53%)	(0.30%)

Portfolio Turnover Rate	2%		2%		11%	10%	15%

*	May 30, 2014 and November 29, 2013 represent the last business day in the Fund’s respective reporting period. See Note 1 of the accompanying Notes.
1.	Effective June 28, 2013, Class Y shares were renamed Class W shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for less than full period.
6.	Includes tax expense. Without tax expense, the net expense ratio would be 0.85%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.	Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

21

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 30, 2014* (Unaudited)		Year Ended November 29, 2013*, 1		Year Ended November 30, 2012 1	Year Ended November 30, 2011 1	Period Ended November 30, 2010 1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.15		$10.77		$10.63	$10.78	$10.00
Income/(loss) from investment operations:
Net investment loss 3	(0.03)		(0.05)		(0.06)	(0.06)	(0.02)
Return of capital 3	0.22		0.43		0.44	0.43	0.30
Net realized and unrealized gains	1.12		1.71		0.47	0.17	0.99
Total from investment operations	1.31		2.09		0.85	0.54	1.27
Distributions to shareholders:
Return of capital	(0.35)		(0.71)		(0.71)	(0.69)	(0.49)
Net asset value, end of period	$13.11		$12.15		$10.77	$10.63	$10.78

Total Return, at Net Asset Value 4	10.96%		19.71%		8.11%	5.12%	13.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,714,068		$1,375,128		$733,082	$455,321	$186,270
Ratio of Expenses to Average Net Assets:5
Before (waivers) and deferred tax expense	1.01%		0.88%		0.88%	0.97%	1.52%
Expense (waivers)	(0.13%)		(0.01%)		(0.03%)	(0.12%)	(0.71%)
Net of (waivers) and before deferred tax expense	0.88	%6	0.87	%6	0.85%	0.85%	0.81%
Deferred tax expense 7	12.60	%8	9.32%		4.20%	2.18%	14.52%
Total expense	13.48%		10.19%		5.05%	3.03%	15.33%

Ratio of Investment Loss to Average Net Assets:5
Before (waivers) and deferred tax expense	(0.99%)		(0.70%)		(0.81%)	(0.97%)	(1.19%)
Expense (waivers)	(0.13%)		(0.01%)		(0.03%)	(0.12%)	(0.71%)
Net of (waivers) and before deferred tax expense	(0.86%)		(0.69%)		(0.78%)	(0.85%)	(0.48%)
Deferred tax benefit 9	0.39	%8	0.25%		0.26%	0.31%	0.19%
Net investment loss	(0.47%)		(0.44%)		(0.52%)	(0.54%)	(0.29%)

Portfolio Turnover Rate	2%		2%		11%	10%	15%

*	May 30, 2014 and November 29, 2013 represent the last business day in the Fund’s respective reporting period. See Note 1 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for less than full period.
6.	Includes tax expense. Without tax expense, the net expense ratio would be 0.85%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.	Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

22

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer SteelPath MLP Select 40 Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”).

The Fund offers Class A, Class C, Class I, Class W and Class Y shares. Effective June 38, 2013, Class I shares were renamed Class Y shares and Class Y shares were renamed Class W shares. Effective after August 30, 2013, Class W shares are no longer offered for purchase. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013, new initial purchasers of Class A shares may be subject to a 1.00% contingent deferred sales charge if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I, W, and Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in the equity securities of a minimum of forty MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one

23

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be.

In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Fund intends to invest at least 80% of its net assets in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes.

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.9% for state and local tax, net of federal tax expense.

24

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following for as of May 30, 2014:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$157,280,871
State	8,538,104
Total deferred tax expense	$165,818,975

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

Amount
Application of statutory income tax rate	$157,280,871
State income taxes net of federal benefit	8,538,104
Change in Estimated State Tax Rate, Net of Federal Tax Benefit/(Expense)	—
Total income tax expense (benefit)	$165,818,975

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative

25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. At May 30, 2014, the Fund determined a valuation allowance was not required. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

Components of the Fund’s deferred tax assets and liabilities as of May 30, 2014 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$93,077,272
Capital loss carryforward (tax basis)	11,527,376
Organization costs	10,014

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(484,549,515)
Total net deferred tax asset/(liability)	$(379,934,853)

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the six months ended May 30, 2014, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

26

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

The Fund files income tax returns in the U.S. federal jurisdiction and various states. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At May 30, 2014, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2030	$525,993
11/30/2031	11,179,881
11/30/2032	33,698,662
11/30/2033	63,882,188
11/30/2034	142,955,205
Total	$252,241,929

At May 30, 2014, the Funds had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2016	$2,698,758
11/30/2017	20,470,448
11/30/2018	1,737,958
11/30/2019	6,332,337
Total	$31,239,501

At May 30, 2014, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$2,106,086,841
Gross Unrealized Appreciation	$1,316,169,289
Gross Unrealized Depreciation	(8,156,088)
Net Unrealized Appreciation (Depreciation) on Investments	$1,308,013,201

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Dividends, if any, are declared and distributed quarterly for the Fund. The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2015. For the six months ended May 30, 2014, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended May 30, 2014, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

28

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.015%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the last in, first out method.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Adviser, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

30

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Adviser, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Adviser’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Fair value determinations by the Adviser are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Adviser, or its third party service provider who is subject to oversight by the Adviser, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices

31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)
Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Adviser’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 30, 2014 based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$3,282,689,926	$—	$—	$3,282,689,926
Common Stock*	87,312,589	—	—	87,312,589
Short Term Investments	44,097,527	—	—	44,097,527
Total Assets	$3,414,100,042	$—	$—	$3,414,100,042

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

32

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

The Fund did not hold any Level 3 securities during the six months ended May 30, 2014.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the end of the reporting period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 30, 2014		Year/Period Ended November 29, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	20,370,585	$250,289,809	46,443,714	$545,897,085
Dividends and/or distributions reinvested	1,529,058	18,956,646	2,013,112	23,687,640
Redeemed	(9,630,765)	(117,850,626)	(16,326,274)	(191,120,316)
Net increase	12,268,878	$151,395,829	32,130,552	$378,464,409

Class C
Sold	9,818,440	$119,177,183	18,324,433	$214,410,911
Dividends and/or distributions reinvested	710,521	8,703,986	543,625	6,378,564
Redeemed	(1,130,250)	(13,793,305)	(671,581)	(7,857,977)
Net increase	9,398,711	$114,087,864	18,196,477	$212,931,498

Class I*
Sold	409,119	$5,043,118	4,385,555	$52,451,519
Dividends and/or distributions reinvested	133,947	1,681,926	17	202
Redeemed	(75,694)	(941,808)	—	—
Net increase	467,372	$5,783,236	4,385,572	$52,451,721

Class W**
Sold	—	$—	1,241,790	$13,897,141
Dividends and/or distributions reinvested	132,423	1,662,206	298,578	3,522,836
Redeemed	(242,702)	(3,023,096)	(2,479,235)	(29,344,927)
Net increase	(110,279)	$(1,360,890)	(938,867)	$(11,924,950)

33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Shares of Beneficial Interest (Continued)

	Six Months Ended May 30, 2014		Year/Period Ended November 29, 2013
	Shares	Amount	Shares	Amount
Class Y**
Sold	28,724,871	$357,498,082	65,039,170	$768,338,292
Dividends and/or distributions reinvested	3,140,458	39,438,545	4,964,950	58,890,029
Redeemed	(14,295,166)	(177,776,496)	(24,836,905)	(292,119,880)
Net increase	17,570,163	$219,160,131	45,167,215	$535,108,441

*	Class I shares commenced operations at the close of business June 28, 2013.

**	Effective June 28, 2013 Class I shares were renamed Class Y shares and Class Y shares were renamed Class W shares. See Note 1 of the Notes to Financial Statements for additional information.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended May 30, 2014, were as follows:

	Purchases	Sales
Investment securities	$534,598,838	$46,486,311

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
0.70%	0.68%	0.65%

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expense, if any) exceed 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class W shares, and 0.85% for Class Y shares. The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses

34

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

excluded from the expense cap. Because the Fund’s deferred income tax expense is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased by the amount of this expense. During the period ended May 30, 2014, the Manager reimbursed $399,276, $109,077, $62,084, and $1,005,625 for Class A, Class C, Class W, and Class Y, respectively.

The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Trust’s Board of Trustees.

The following table represents amounts eligible for recovery at May 30, 2014:

Eligible expense recoupment expiring:
November 30, 2014	$570,608
November 30, 2015	322,719
November 30, 2016	178,756
May 30, 2017	1,576,062

As of May 30, 2014, the Adviser did not recoup any expenses.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an

35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under the Plan. If the Class C plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends.

Transfer Agent Fees. UMB Fund Services (“UMB”) acted as the transfer and shareholder servicing agent for the Fund through the close of business October 18, 2013. Effective October 19, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund.

Sub-Transfer Agent Fees. Effective October 19, 2013, the Transfer Agent has retained Shareholder Services, Inc., an affiliate of OFI Global, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 30, 2014	$319,610	$35,403

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

36

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc., the parent of the Manager (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

In May 2014, certain current and/or former participants in 529 plans managed by OFI Private Investments, Inc. (“OFIPI”), an affiliate of OFI, filed a lawsuit in New Mexico state court against OFI, OFIPI and the Distributor. Plaintiffs in this suit allege that they are assignees of indemnification claims The Education Trust Board of New Mexico, The Education Plan Trust of New Mexico, and the State of New Mexico (collectively, the “State”) have or may have against defendants for losses the State incurred in connection with a class action lawsuit plaintiffs previously brought against the State. On the basis of the alleged assignment of the State’s indemnification claims, plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

37

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL.OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

38

OPPENHEIMER STEELPATH MLP SELECT 40 FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J, Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Stuart Cartner, Vice President
Brian Watson, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

39

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

40

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

We send your financial adviser (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•
All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•
Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

41

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL.OPP (225.5677).

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43

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1383.001.0514 July 25, 2014

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

STEELPATH MLP ALPHA FUND

SEMIANNUAL REPORT 5.31.2014

Fund Performance Discussion	3
Top Holdings and Allocations	6
Share Class Performance	7
Fund Expenses	9
Statement of Investments	11
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	21
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	36
Trustees and Officers	37
Privacy Policy Notice	38

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/30/14*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	11.90%	5.51%	7.62%	11.62%
1-Year	19.42	12.54	20.45	18.36
Since Inception (3/31/10)	13.61	12.01	15.11	19.47

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL.OPP (225.5677).

*	May 30, 2014, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2014.

2

Fund Performance Discussion

We thank you for investing with Oppenheimer SteelPath MLP Funds. Because our fiscal year ends November 30th, the following semiannual report covers the period from December 1, 2013 to May 30, 2014.

During the six month reporting period, the Fund’s Class A shares (without sales charge) produced a total return of 11.90%. For comparative purposes, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZX), provided a total return of 11.62%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same reporting period, the S&P 500 Index produced a total return of 7.62%.

MLPs generally performed poorly over the first half of December 2013, likely attributable to year-end tax selling and several larger secondary offerings. However a mid-month Congressional budget agreement helped lift the broad markets as well as MLPs, which ended up gaining 1.6% for the month.

For the first calendar quarter of 2014, MLPs delivered muted positive performance with a 1.9% total return. This unremarkable performance masks some underlying volatility, however, as several low-yield, high-growth MLPs rallied materially while names with little or low perceived growth prospects generally traded poorly.

The quarter’s positive return was primarily achieved over the last weeks of March and in part derived from generally strong first-quarter earnings reports which also served to improve visibility into future growth plans. Commodity pricing was not volatile throughout the period supported by colder than normal temperatures across most of the country with particular strength in natural gas pricing. These positive dynamics combined with calm broader equity and interest rate markets to provide a supportive environment for the asset class and drove positive performance through the end of the period. Consequently, MLPs provided a 10.2% total return from mid-March through the end of May.

Notably, MLPs underperformed other higher-yielding equities such as Real Estate Investment Trust (REITs) and Utilities over the semiannual period; REITs provided a total return of 16.6%, respectively, and the Utilities sector provided a 14.1% return. REITs and Utilities often trade with greater sympathy to the interest rate environment and this strong performance may in part reflect the 27 basis point decline in the ten-year treasury rate over the period. Notably, over the May to September period in 2013, when interest rates increased 136 basis points, REITs and Utilities lost 15.3% and 11.4%, respectively, versus the 3.0% loss of the MLP sector.

3

MACRO REVIEW

All the major energy MLP subsectors generated positive performance over the six-month reporting period. The Petroleum Transportation subsector led the midstream group as a number of the low-yield, high-growth MLPs fall under this subsector. The Gathering and Processing subsector delivered better than average performance over the period and generally benefited from the supportive commodity price environment. In addition, several partnerships in the subsector announced new projects during the period adding visibility to their growth prospects.

The Natural Gas Pipeline and Coal subsectors underperformed over the reporting period. Each subsector’s performance was impacted by outsized losses at partnerships that announced distribution reductions; within the asset class, distribution reductions are rare and typically result in a significant price reaction. Both subsectors have generally faced headwinds in recent years as a result of sustained poor commodity pricing. Notably, rapidly increasing natural gas production in certain regions of the country has benefited well-positioned pipelines, while pipelines in other regions have faced lower volume or margin opportunities. This trend is likely to continue as North East production continues to rise and demand along the Gulf Coast and South East experiences significant growth through power generation consumption and the initiation of liquefied natural gas (LNG) exports.

FUND REVIEW

Key contributors to the Fund’s performance were Energy Transfer Equity, LP (ETE) and Sunoco Logistics Partners, LP (SXL).

ETE outperformed owing in part to acquisition activity at Regency Energy Partners, LP (RGP) and Energy Transfer Partners, LP (ETP), two of the partnership’s operating affiliates. These acquisitions add to an already expansive, integrated, and attractive asset footprint and can potentially fuel further distribution growth going forward. The consolidated entity also has a robust organic growth project backlog.

SXL outperformed as it continues to benefit from its premier asset footprint and continues to increase exposure to assets with stable margins. The partnership’s high quality assets are spread across some of the highest growth resource basins and the partnership has delivered greater than 20% distribution growth in each of the last two years.

Key detractors from the Fund’s performance were El Paso Pipeline Partners, LP (EPB) and MarkWest Energy Partners, LP (MWE).

EPB underperformed in part due to updated management guidance that conveyed flat distribution expectations for 2014 versus a previous outlook for modest growth. Management expects growth from an announced acquisition to largely be negated by reduced revenue from rate case settlements and weaker contract renewals at certain

4

pipelines. While distribution security appears intact, the Fund eliminated exposure to the name.

MWE underperformed after increasing its capital spending plans through 2015, which lowered near-term distribution growth expectations. However, we believe these investments should aid long-term growth and can enable the partnership to maintain its market leading position in the prolific Marcellus and Utica shales.

OUTLOOK

We believe the environment for domestic midstream/energy infrastructure providers remains constructive. While crude oil and natural gas liquid (NGL) prices may experience volatility as production success may at times outpace the logistical and industrial changes needed to spur similar levels of demand, the need for additional energy infrastructure remains acute. Importantly, we believe crude oil and NGL pricing could fall substantially while still supporting robust producer activity and volume growth to the benefit of energy infrastructure operators.

The opportunity set created by the macro trend of dramatic growth in domestic crude oil, natural gas, and NGL production volumes is widespread, robust and long term in nature. We prefer to seek exposure to these dynamics through names with fee or fee-like exposure versus commodity price exposure as we believe such entities offer the most attractive risk-to-reward opportunity within the sector.

5

Top Holdings and Allocations*

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Enterprise Products Partners LP	8.87%
Energy Transfer Equity LP	8.31%
Plains All American Pipeline LP	7.47%
Regency Energy Partners LP	6.56%
Sunoco Logistics Partners LP	6.19%
Magellan Midstream Partners LP	5.65%
TC Pipelines LP	4.97%
Seadrill Partners LLC	4.64%
MarkWest Energy Partners LP	4.37%
Buckeye Partners LP	4.37%

Portfolio holdings and allocations are subject to change. Percentages are as of May 30, 2014, and based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 30, 2014, and based on the total value of investments.

*	May 30, 2014, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements.

6

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/30/14

	Inception Date	6-Month	1-Year	Since Inception
Class A (MLPAX)	3/31/10	11.90%	19.42%	13.61%
Class C (MLPGX)	8/25/11	11.38%	18.44%	16.21%
Class I (OSPAX)*	6/28/13	12.11%	N/A	15.53%
Class Y (MLPOX)**	3/31/10	11.93%	19.67%	13.90%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/30/14

	Inception Date	6-Month	1-Year	Since Inception
Class A (MLPAX)	3/31/10	5.51%	12.54%	12.01%
Class C (MLPGX)	8/25/11	10.38%	17.44%	16.21%
Class I (OSPAX)*	6/28/13	12.11%	N/A	15.53%
Class Y (MLPOX)**	3/31/10	11.93%	19.67%	13.90%

*	Class I shares commenced operations at the close of business June 28, 2013.

**	Effective June 28, 2013 Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL.OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis (AMZX). The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s

7

performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial adviser, visiting oppenheimerfunds.com, or calling 1.800.CALL.OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Actual	Beginning Account Value December 1, 2013	Ending Account Value May 30, 2014	Expenses Paid During 6 Months Ended May 30, 2014
Class A	$1,000.00	$1,119.00	$7.92
Class C	1,000.00	1,113.80	11.87
Class I	1,000.00	1,121.10	6.01
Class Y	1,000.00	1,119.30	6.60

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.52	7.54
Class C	1,000.00	1,013.77	11.31
Class I	1,000.00	1,017.52	5.72
Class Y	1,000.00	1,017.52	6.28

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended May 30, 2014 are as follows:

Class	Expense Ratios
Class A	1.50%
Class C	2.25
Class I	1.14
Class Y	1.25

The expense ratios for Class A, C, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

10

STATEMENT OF INVESTMENTS May 30, 2014* / Unaudited

Description	Shares	Value
Master Limited Partnership Shares — 106.1%
Diversified — 15.2%
Enterprise Products Partners LP	4,979,951	$372,599,934
ONEOK Partners LP	2,249,268	123,934,667
Williams Partners LP	2,643,150	140,377,696
Total Diversified		636,912,297

Gathering/Processing — 24.6%
Access Midstream Partners LP	2,055,647	129,485,205
DCP Midstream Partners LP	3,267,815	175,514,344
MarkWest Energy Partners LP	2,965,551	183,715,884
Regency Energy Partners LP	9,908,698	275,461,804
Summit Midstream Partners LP	1,142,546	51,425,996
Targa Resources Partners LP	2,111,571	143,502,365
Western Gas Partners LP	1,049,707	75,568,407
Total Gathering/Processing		1,034,674,005

Marine — 4.7%
Seadrill Partners LLC 1	5,929,175	194,714,107

Natural Gas Pipelines — 23.1%
Energy Transfer Equity LP	6,849,740	349,062,750
Energy Transfer Partners LP	2,448,255	137,885,722
EQT Midstream Partners LP	2,109,606	173,283,037
Spectra Energy Partners LP	1,947,765	102,160,274
TC Pipelines LP 1	4,011,640	208,605,280
Total Natural Gas Pipelines		970,997,063

Description	Shares	Value
Petroleum Transportation — 38.5%
Buckeye Partners LP	2,245,758	$176,202,173
Genesis Energy LP	2,771,998	158,003,886
Holly Energy Partners LP 1	3,241,053	114,538,813
Magellan Midstream Partners LP	2,896,096	237,132,340
NGL Energy Partners LP	3,069,999	122,799,960
NuStar GP Holdings LLC	1,752,266	61,329,310
Plains All American Pipeline LP	5,556,629	313,782,839
Sunoco Logistics Partners LP	2,824,440	259,848,480
Tesoro Logistics LP	1,295,417	90,290,565
TransMontaigne Partners LP 1	1,673,901	83,075,707
Total Petroleum Transportation		1,617,004,073

Total Master Limited Partnership Shares
(identified cost $3,248,206,938)		4,454,301,545

Common Stock — 2.6%
Diversified — 2.6%
ONEOK, Inc.	1,711,425	110,369,798

Total Common Stock
(identified cost $84,051,204)		110,369,798

Short-Term Investments — 1.8%
Money Market — 1.8%
Fidelity Treasury Portfolio, 0.010% 2	75,908,313	75,908,313

Total Short-Term Investments
(identified cost $75,908,313)		75,908,313

11

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Description	Value
Total Investments — 110.5%
(identified cost $3,408,166,455)	$4,640,579,656
Liabilities In Excess of Other Assets — (10.5)%	(440,684,137)
Net Assets -— 100.0%	$4,199,895,519

Footnotes to Statement of Investments

*	May 30, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

LLC -— Limited Liability Company

LP — Limited Partnership

1.
Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended May 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 29, 2013*	Gross Additions	Gross Reductions	Shares May 30, 2014
Holly Energy Partners LP	3,241,053	—	—	3,241,053
Seadrill Partners LLC	—	5,929,175	—	5,929,175
TC Pipelines LP	3,098,783	912,857	—	4,011,640
TransMontaigne Partners LP	1,596,745	77,156	—	1,673,901

	Value	Distributions	Realized Gain/(Loss)
Holly Energy Partners LP	114,538,813	3,265,361	—
Seadrill Partners LLC	194,714,107	4,029,080	—
TC Pipelines LP	208,605,280	6,281,946	—
TransMontaigne Partners LP	83,075,707	2,177,289	—

2.	Variable rate security; the coupon rate represents the rate at May 30, 2014.

See accompanying Notes to Financial Statements.

12

STATEMENT OF
ASSETS AND LIABILITIES May 30, 2014* / Unaudited

Assets
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $2,916,782,100)	$4,039,645,749
Affiliated companies (cost $491,384,355)	600,933,907
4,640,579,656
Deferred tax asset	101,170,660
Dividends receivable	680
Receivable for beneficial interest sold	35,747,425
Prepaid expenses	229,107
Total assets	4,777,727,528

Liabilities
Payable for beneficial interest redeemed	5,426,032
Payable for investments purchased	34,501,838
Deferred tax liability	532,210,507
Payable to Manager	3,390,850
Payable for distribution and service plan fees, Class A	353,279
Payable for distribution and service plan fees, Class C	605,822
Transfer Agent Fees, Class A	310,886
Transfer Agent Fees, Class C	133,281
Transfer Agent Fees, Class I	188
Transfer Agent Fees, Class Y	313,435
Trustees’ fees	20,587
Other liabilities	565,304
Total liabilities	577,832,009

Net Assets	$4,199,895,519

Composition of Net Assets
Par value of shares of beneficial interest	$319,779
Paid-in capital	3,462,485,921
Undistributed net investment loss, net of deferred taxes	(40,864,695)
Accumulated undistributed net realized gains on investments, net of deferred taxes	395,315
Net unrealized appreciation on investments, net of deferred taxes	777,559,199
Net Assets	$4,199,895,519

13

STATEMENT OF
ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$13.11
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$13.91
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$12.88
Class I Shares:**
Net asset value, offering price and redemption proceeds per share	$13.28
Class Y Shares:***
Net asset value, offering price and redemption proceeds per share	$13.27

Net Assets:
Class A shares	$1,724,559,396
Class C shares	751,514,713
Class I shares**	561,069
Class Y shares***	1,723,260,341
Total Net Assets	$4,199,895,519

Shares Outstanding:
Class A shares	131,558,919
Class C shares	58,335,921
Class I shares**	42,263
Class Y shares***	129,841,593
Total Shares Outstanding	319,778,696

*	May 30, 2014 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

**	Class I shares commenced operations at the close of business June 28, 2013.

***	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

See accompanying Notes to Financial Statements.

14

STATEMENT OF
OPERATIONS For the Six Months Ended May 30, 2014* / Unaudited

Investment Income
Distributions from Master Limited Partnerships from:
Unaffiliated Master Limited Partnerships	$74,035,037
Affiliated Master Limited Partnerships	15,753,676
Less return of capital on distributions from:
Unaffiliated Master Limited Partnerships	(74,035,037)
Affiliated Master Limited Partnerships	(15,753,676)
Dividend income	1,477,810
Total investment income	1,477,810

Expenses
Management fees	18,554,977
Distribution and service plan fees
Class A	1,733,616
Class C	2,856,354
Transfer agent fees
Class A	1,525,582
Class C	628,398
Class I	216
Class Y	1,562,929
Tax Expense	430,446
Administrative fees	392,499
Registration fees	215,392
Legal, auditing, and other professional fees	87,804
Custody fees	70,358
Trustees' fees	43,184
Other	74,325
Total expenses, before waivers and deferred taxes	28,176,080
Less expense waivers	(2,026,285)
Net expenses, before deferred taxes	26,149,795

Net investment loss, before deferred taxes	(24,671,985)
Deferred tax benefit	9,103,962
Net investment loss, net of deferred taxes	(15,568,023)

Net Realized and Unrealized Gains on Investments:
Net Realized Gains
Investments from
Unaffiliated companies	1,177,591
Deferred tax expense	(434,531)
Net realized gains, net of deferred taxes	743,060
Net Change in Unrealized Appreciation
Investments	654,331,289
Deferred tax expense	(241,448,246)
Net change in unrealized appreciation, net of deferred taxes	412,883,043

Net realized and unrealized gains on investments, net of deferred taxes	413,626,103
Change in net assets resulting from operations	$398,058,080

*	May 30, 2014 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

15

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 30, 2014* (Unaudited)	For the Year/ Period Ended November 29, 2013*
Operations
Net investment loss, net of deferred taxes	$(15,568,023)	$(15,850,044)
Net realized gains on investments, net of deferred taxes	743,060	6,815,579
Net change in unrealized appreciation on investments, net of deferred taxes	412,883,043	260,382,194
Change in net assets resulting from operations	398,058,080	251,347,729

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(39,712,053)	(39,827,246)
Class C shares	(16,722,427)	(13,511,634)
Class I shares**	(36,527)	(1,172)
Class Y shares***	(40,051,936)	(52,845,117)
Change in net assets resulting from distributions to shareholders	(96,522,943)	(106,185,169)

Beneficial Interest Transactions
Class A	445,741,658	914,243,183
Class C	250,948,414	427,444,980
Class I**	268,976	72,596
Class Y***	376,575,579	515,630,734
Change in net assets resulting from beneficial interest transactions	1,073,534,627	1,857,391,493
Change in net assets	1,375,069,764	2,002,554,053

Net Assets
Beginning of period	2,824,825,755	822,271,702
End of period	$4,199,895,519	$2,824,825,755

Undistributed net investment loss, net of deferred taxes	$(40,864,695)	$(25,296,672)

*	May 30, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

**	Class I shares commenced operations at the close of business June 28, 2013.

***	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

See accompanying Notes to Financial Statements.

16

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 30, 2014* (Unaudited)		Year Ended November 29, 2013*		Year Ended November 30, 2012	Year Ended November 30, 2011	Period Ended November 30, 2010 1
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.04		$10.70		$10.38	$10.71	$10.00
Income/(loss) from investment operations:
Net investment loss 2	(0.06)		(0.11)		(0.10)	(0.10)	(0.05)
Return of capital 2	0.21		0.42		0.41	0.43	0.28
Net realized and unrealized gains	1.26		1.72		0.70	0.02	0.97
Total from investment operations	1.41		2.03		1.01	0.35	1.20
Distributions to shareholders:
Return of capital	(0.34)		(0.69)		(0.69)	(0.68)	(0.49)
Net asset value, end of period	$13.11		$12.04		$10.70	$10.38	$10.71

Total Return, at Net Asset Value 3	11.90%		19.29%		9.93%	3.32%	12.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,724,559		$1,154,926		$193,974	$108,422	$31,525
Ratio of Expenses to Average Net Assets:4
Before (waivers) and deferred tax expense	1.63%		1.55%		1.58%	1.67%	1.94%
Expense (waivers)	(0.10%)		(0.03%)		(0.08%)	(0.17%)	(0.44%)
Net of (waivers) and before deferred tax expense	1.53	%5	1.52	%5	1.50%	1.50%	1.50%
Deferred tax expense 6	13.77	%7	8.07%		5.55%	1.68%	12.93%
Total expense	15.30%		9.59%		7.05%	3.18%	14.43%

Ratio of Investment Loss to Average Net Assets:4
Before (waivers) and deferred tax expense	(1.53%)		(1.52%)		(1.57%)	(1.67%)	(1.59%)
Expense (waivers)	(0.10%)		(0.03%)		(0.08%)	(0.17%)	(0.44%)
Net of (waivers) and before deferred tax expense	(1.43%)		(1.49%)		(1.49%)	(1.50%)	(1.15%)
Deferred tax benefit 8	0.54	%7	0.54%		0.53%	0.56%	0.46%
Net investment loss	(0.89%)		(0.95%)		(0.96%)	(0.94%)	(0.69%)

Portfolio Turnover Rate	4%		9%		15%	14%	7%

*	May 30, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.
1.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for less than full period.
5.	Includes tax expense. Without tax expense, the net asset expense ratio would be 1.50%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

17

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 30, 2014* (Unaudited)		Year Ended November 29, 2013*		Year Ended November 30, 2012	Period Ended November 30, 2011 1
Per Share Operating Data
Net Asset Value, Beginning of Period	$11.89		$10.64		$10.40	$10.05
Income/(loss) from investment operations:
Net investment loss 2	(0.09)		(0.17)		(0.15)	(0.04)
Return of capital 2	0.21		0.42		0.44	0.14
Net realized and unrealized gains	1.21		1.69		0.64	0.42
Total from investment operations	1.33		1.94		0.93	0.52
Distributions to shareholders:
Return of capital	(0.34)		(0.69)		(0.69)	(0.17)
Net asset value, end of period	$12.88		$11.89		$10.64	$10.40

Total Return, at Net Asset Value 3	11.38%		18.54%		9.12%	5.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$751,515		$451,351		$14,593	$316
Ratio of Expenses to Average Net Assets:4
Before (waivers) and deferred tax expense	2.36%		2.30%		2.63%	22.80%
Expense (waivers)	(0.08%)		(0.03%)		(0.38%)	(20.55%)
Net of (waivers) and before deferred tax expense	2.28	%5	2.27	%5	2.25%	2.25%
Deferred tax expense 6	13.77	%7	6.91%		5.29%	12.37%
Total expense	16.05%		9.18%		7.54%	14.62%

Ratio of Investment Loss to Average Net Assets:4
Before (waivers) and deferred tax expense	(2.26%)		(2.27%)		(2.63%)	(22.80%)
Expense (waivers)	(0.08%)		(0.03%)		(0.38%)	(20.55%)
Net of (waivers) and before deferred tax expense	(2.18%)		(2.24%)		(2.25%)	(2.25%)
Deferred tax benefit 8	0.54	%7	0.82%		0.81%	0.84%
Net investment loss	(1.64%)		(1.42%)		(1.44%)	(1.41%)

Portfolio Turnover Rate	4%		9%		15%	14%

*	May 30, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.
1.	Shares commenced operations at the close of business August 25, 2011.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for less than full period.
5.	Includes tax expense. Without tax expense, the net asset expense ratio would be 2.25%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

18

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 30, 2014* (Unaudited)		Period Ended November 29, 2013 *,1, 2
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.17		$12.15
Income/(loss) from investment operations:
Net investment loss 3	(0.04)		(0.04)
Return of capital 3	0.16		0.19
Net realized and unrealized gains	1.33		0.21
Total from investment operations	1.45		0.36
Distributions to shareholders:
Return of capital	(0.34)		(0.34)
Net asset value, end of period	$13.28		$12.17

Total Return, at Net Asset Value 4	12.11%		3.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$561		$73
Ratio of Expenses to Average Net Assets:5
Before (waivers) and deferred tax expense	1.16	%6	1.32	%7
Deferred tax expense 8	13.77	%9	4.51%
Total expense	14.93%		5.83%

Ratio of Investment Loss to Average Net Assets:5
Before (waivers) and deferred tax expense	(1.09%)		(1.29%)
Deferred tax benefit 10	0.54	%9	0.46%
Net investment loss	(0.55%)		(0.83%)

Portfolio Turnover Rate	4%		9%

*	May 30, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for less than full period.
6.	Includes tax expense. Without tax expense, the net expense ratio would be 1.14%.
7.	Includes tax expense. Without tax expense, the net expense ratio would be 1.30%.
8.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9.	Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
10.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

19

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 30, 2014* (Unaudited)		Year Ended November 29, 2013*,1		Year Ended November 30, 2012 1	Year Ended November 30, 2011 1	Period Ended November 30, 2010 1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$12.18		$10.78		$10.43	$10.73	$10.00
Income/(loss) from investment operations:
Net investment loss 3	(0.05)		(0.10)		(0.09)	(0.08)	(0.04)
Return of capital 3	0.21		0.41		0.40	0.42	0.27
Net realized and unrealized gains	1.27		1.78		0.73	0.04	0.99
Total from investment operations	1.43		2.09		1.04	0.38	1.22
Distributions to shareholders:
Return of capital	(0.34)		(0.69)		(0.69)	(0.68)	(0.49)
Net asset value, end of period	$13.27		$12.18		$10.78	$10.43	$10.73

Total Return, at Net Asset Value 4	11.93%		19.72%		10.18%	3.60%	12.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,723,260		$1,218,475		$613,704	$452,154	$168,652
Ratio of Expenses to Average Net Assets:5
Before (waivers) and deferred tax expense	1.42%		1.29%		1.29%	1.37%	1.54%
Expense (waivers)	(0.15%)		(0.03%)		(0.04%)	(0.12%)	(0.29%)
Net of (waivers) and before deferred tax expense	1.27	%6	1.26	%6	1.25%	1.25%	1.25%
Deferred tax expense 7	13.77	%8	9.27%		5.60%	0.75%	13.14%
Total expense	15.04%		10.53%		6.85%	2.00%	14.39%

Ratio of Investment Loss to Average Net Assets:5
Before (waivers) and deferred tax expense	(1.33%)		(1.26%)		(1.29%)	(1.37%)	(1.20%)
Expense (waivers)	(0.15%)		(0.03%)		(0.04%)	(0.12%)	(0.29%)
Net of (waivers) and before deferred tax expense	(1.18%)		(1.23%)		(1.25%)	(1.25%)	(0.91%)
Deferred tax benefit 9	0.54	%8	0.45%		0.44%	0.46%	0.36%
Net investment loss	(0.64%)		(0.78%)		(0.81%)	(0.79%)	(0.55%)

Portfolio Turnover Rate	4%		9%		15%	14%	7%

*	May 30, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for less than full period.
6.	Includes tax expense. Without tax expense, the net expense ratio would be 1.25%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.	Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer SteelPath MLP Alpha Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”).

The Fund offers Class A, Class C, Class I shares, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 new initial purchasers of Class A shares may be subject to a 1.00% contingent deferred sales charge if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited

21

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Fund intends to invest at least 80% of its net assets in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes.

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.9% for state and local tax, net of federal tax expense.

22

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following as of May 30, 2014:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$220,792,914
State	11,985,901
Total deferred tax expense	$232,778,815

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

Amount
Application of statutory income tax rate	$220,792,914
State income taxes net of federal benefit	11,985,901
Change in Estimated State Tax Rate, Net of Federal Tax Benefit/(Expense)	—
Total income tax expense (benefit)	$232,778,815

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative

23

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. At May 30, 2014, the Fund determined a valuation allowance was not required. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

Components of the Fund’s deferred tax assets and liabilities as of May 30, 2014 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$101,170,660
Capital loss carryforward (tax basis)	—
Organization costs	—

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(532,210,507)
Total net deferred tax asset/(liability)	$(431,039,847)
Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 30, 2014, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to

24

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

At May 30, 2014, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2030	$1,194,164
11/30/2031	7,264,183
11/30/2032	34,906,904
11/30/2033	59,435,302
11/30/2034	171,374,676
Total	$274,175,229

At May 30, 2014, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$3,202,419,912
Gross Unrealized Appreciation	$1,440,426,421
Gross Unrealized Depreciation	(2,266,677)
Net Unrealized Appreciation (Depreciation) on Investments	$1,438,159,744

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Dividends, if any, are declared and distributed quarterly for the Fund. The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2015. For the six months ended May 30, 2014, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended May 30, 2014, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.015%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the last in, first out method.

26

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is

27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

28

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

2)
Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 30, 2014 based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$4,454,301,545	$—	$—	$4,454,301,545
Common Stock*	110,369,798	—	—	110,369,798
Short Term Investments	75,908,313	—	—	75,908,313
Total Assets	$4,640,579,656	$—	$—	$4,640,579,656

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the six months ended May 30, 2014.

There have been no transfers between pricing levels for the Fund. It’s the Fund’s policy to recognize transfers at the end of the reporting period.

30

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 30, 2014		Year/Period Ended November 29, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	45,648,921	$569,731,706	88,089,334	$1,036,253,199
Dividends and/or distributions reinvested	2,898,479	36,371,275	2,873,478	34,010,758
Redeemed	(12,875,303)	(160,361,323)	(13,208,270)	(156,020,774)
Net increase	35,672,097	$445,741,658	77,754,542	$914,243,183

Class C
Sold	21,037,025	$259,199,040	36,764,251	$429,380,031
Dividends and/or distributions reinvested	1,296,395	16,021,555	961,272	11,308,385
Redeemed	(1,968,734)	(24,272,181)	(1,125,537)	(13,243,436)
Net increase	20,364,686	$250,948,414	36,599,986	$427,444,980

Class I*
Sold	212,065	$2,558,063	5,966	$71,928
Dividends and/or distributions reinvested	2,867	35,520	56	668
Redeemed	(178,691)	(2,324,607)	—	—
Net increase	36,241	$268,976	6,022	$72,596

Class Y**
Sold	38,783,626	$490,036,943	58,752,034	$698,036,661
Dividends and/or distributions reinvested	3,131,761	39,749,079	4,044,823	48,067,003
Redeemed	(12,146,831)	(153,210,443)	(19,642,616)	(230,472,930)
Net increase	29,768,556	$376,575,579	43,154,241	$515,630,734

*	Class I shares commenced operations at the close of business June 28, 2013.

**	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 30, 2014, were as follows:

	Purchases	Sales
Investment securities	$1,163,321,239	$142,332,905

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
1.10%	1.08%	1.05%

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expense, if any) exceed 1.50% for Class A shares, 2.25% for Class C shares, and 1.25% for Class Y shares. The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased by the amount of this expense. During the period ended May 30, 2014, the Manager reimbursed $744,280, $243,488, and $1,038,517 for Class A, Class C, and Class Y, respectively.

The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Trust’s Board of Trustees.

32

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

The following table represents amounts eligible for recovery at May 30, 2014:

Eligible expense recoupment expiring:
November 30, 2014	$505,009
November 30, 2015	374,961
November 30, 2016	494,767
May 30, 2017	2,026,285

As of May 30, 2014, the Adviser did not recoup any expenses.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under the Plan. If the Class C plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends.

33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. UMB Fund Services (“UMB”) acted as the transfer and shareholder servicing agent for the Fund through the close of business October 18, 2013. Effective October 19, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund.

Sub-Transfer Agent Fees. Effective October 19, 2013, the Transfer Agent has retained Shareholder Services, Inc., an affiliate of OFI Global, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 30, 2014	$877,501	$10,680	$58,144

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc., the parent of the Manager (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained

34

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Pending Litigation (Continued)

misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

In May 2014, certain current and/or former participants in 529 plans managed by OFI Private Investments, Inc. (“OFIPI”), an affiliate of OFI, filed a lawsuit in New Mexico state court against OFI, OFIPI and the Distributor. Plaintiffs in this suit allege that they are assignees of indemnification claims The Education Trust Board of New Mexico, The Education Plan Trust of New Mexico, and the State of New Mexico (collectively, the “State”) have or may have against defendants for losses the State incurred in connection with a class action lawsuit plaintiffs previously brought against the State. On the basis of the alleged assignment of the State’s indemnification claims, plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

35

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL.OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

36

OPPENHEIMER STEELPATH MLP ALPHA FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J, Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Stuart Cartner, Vice President
Brian Watson, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

37

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

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PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

We send your financial adviser (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•
All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•
Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

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PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL.OPP (225.5677).

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Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1387.001.0514 July 25, 2014

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

STEELPATH MLP INCOME FUND

SEMIANNUAL REPORT 5.31.2014

Fund Performance Discussion	3
Top Holdings and Allocations	6
Share Class Performance	7
Fund Expenses	9
Statement of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	22
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	37
Trustees and Officers	38
Privacy Policy Notice	39

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/30/14*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	6.50%	0.40%	7.62%	11.62%
1-Year	11.85	5.39	20.45	18.36
Since Inception (3/31/10)	10.50	8.94	15.11	19.47

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL.OPP (225.5677).

*	May 30, 2014, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2014.

2

Fund Performance Discussion

We thank you for investing with Oppenheimer SteelPath MLP Funds. Because our fiscal year ends November 30th, the following semiannual report covers the period from December 1, 2013 to May 30, 2014.

During the six month reporting period, the Fund’s Class A shares (without sales charge) produced a total return of 6.50%. For comparative purposes, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZX), provided a total return of 11.62%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same reporting period, the S&P 500 Index produced a total return of 7.62%.

MLPs generally performed poorly over the first half of December 2013, likely attributable to year-end tax selling and several larger secondary offerings. However a mid-month Congressional budget agreement helped lift the broad markets as well as MLPs, which ended up gaining 1.6% for the month.

For the first calendar quarter of 2014, MLPs delivered muted positive performance with a 1.9% total return. This unremarkable performance masks some underlying volatility, however, as several low-yield, high-growth MLPs rallied materially while names with little or low perceived growth prospects generally traded poorly.

The quarter’s positive return was primarily achieved over the last weeks of March and in part derived from generally strong first-quarter earnings reports which also served to improve visibility into future growth plans. Commodity pricing was not volatile throughout the period supported by colder than normal temperatures across most of the country with particular strength in natural gas pricing. These positive dynamics combined with calm broader equity and interest rate markets to provide a supportive environment for the asset class and drove positive performance through the end of the period. Consequently, MLPs provided a 10.2% total return from mid-March through the end of May.

Notably, MLPs underperformed other higher-yielding equities such as Real Estate Investment Trust (REITs) and Utilities over the semiannual period; REITs provided a total return of 16.6%, respectively, and the Utilities sector provided a 14.1% return. REITs and Utilities often trade with greater sympathy to the interest rate environment and this strong performance may in part reflect the 27 basis point decline in the ten-year treasury rate over the period. Notably, over the May to September period in 2013, when interest rates increased 136 basis points, REITs and Utilities lost 15.3% and 11.4%, respectively, versus the 3.0% loss of the MLP sector.

3

MACRO REVIEW

All the major energy MLP subsectors generated positive performance over the six-month reporting period. The Petroleum Transportation subsector led the midstream group as a number of the low-yield, high-growth MLPs fall under this subsector. The Gathering and Processing subsector delivered better than average performance over the period and generally benefited from the supportive commodity price environment. In addition, several partnerships in the subsector announced new projects during the period adding visibility to their growth prospects.

The Natural Gas Pipeline and Coal subsectors underperformed over the reporting period. Each subsector’s performance was impacted by outsized losses at partnerships that announced distribution reductions; within the asset class, distribution reductions are rare and typically result in a significant price reaction. Both subsectors have generally faced headwinds in recent years as a result of sustained poor commodity pricing. Notably, rapidly increasing natural gas production in certain regions of the country has benefited well-positioned pipelines, while pipelines in other regions have faced lower volume or margin opportunities. This trend is likely to continue as North East production continues to rise and demand along the Gulf Coast and South East experiences significant growth through power generation consumption and the initiation of liquefied natural gas (LNG) exports.

FUND REVIEW

Key contributors to the Fund’s performance were Buckeye Partners, LP (BPL) and EnLink Midstream Partners, LP (ENLK).

BPL outperformed after strong operating performance and improved guidance. BPL has successfully completed a series of organic growth projects that have started to fully contribute to cash flow. In addition, a recently completed terminals acquisition can potentially offer additional growth prospects as well as optimization opportunities around its footprint.

ENLK was formed during the first quarter of 2014 upon the closing of a transaction that combined the midstream assets of Devon Energy (NYSE: DVN) with those of Crosstex Energy. The Fund was also a holder of Crosstex Energy prior to the transaction. The transaction resulted in a more attractive asset footprint with better distribution growth prospects and an investment-grade balance sheet.

Key detractors from the Fund’s performance were Boardwalk Pipeline Partners, LP (BWP) and Martin Midstream Partners, LP (MMLP).

BWP underperformed after announcing its intention to significantly lower its distribution. This action was largely unexpected and resulted in a significant price reaction. The partnership had been contending with the challenging re-contracting environment faced by many natural gas pipeline operators

4

over recent years but its decision to cut its distribution appeared to be primarily driven by a decision to self-finance its capital investment program rather than forced by financial distress. Notably, at period end, the partnership expected cash flow coverage going forward that is well in excess of the MLP sector average. The partnership’s decision to cut its distribution reflects a significant departure from traditional sector participant behavior. Though the investment team believed a near-term distribution cut was unnecessary and unlikely, the position had been reduced, though not completely eliminated, prior to the announcement due to the partnership’s growing risk profile. However, we eliminated our position by period end.

MMLP underperformed as investor expectations for a near-term shift in the partnership’s modest distribution growth appeared to tire. Alinda Capital Partners acquired a 50% interest in the partnership’s sponsor and general partner in August 2013 creating expectations for a renewed focus on growth. Notably, however, the partnership recently acquired a 20% interest in a liquids petroleum gas pipeline and has announced progress in pursuing significant organic growth projects.

OUTLOOK

We believe the environment for domestic midstream/energy infrastructure providers remains constructive. While crude oil and natural gas liquid (NGL) prices may experience volatility as production success may at times outpace the logistical and industrial changes needed to spur similar levels of demand, the need for additional energy infrastructure remains acute. Importantly, we believe crude oil and NGL pricing could fall substantially while still supporting robust producer activity and volume growth to the benefit of energy infrastructure operators.

The opportunity set created by the macro trend of dramatic growth in domestic crude oil, natural gas, and NGL production volumes is widespread, robust and long term in nature. We prefer to seek exposure to these dynamics through names with fee or fee-like exposure versus commodity price exposure as we believe such entities offer the most attractive risk-to-reward opportunity within the sector.

5

Top Holdings and Allocations*

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Williams Partners LP	8.20%
Energy Transfer Partners LP	8.08%
Enbridge Energy Partners LP	7.86%
Regency Energy Partners LP	7.86%
El Paso Pipeline Partners LP	7.36%
NuStar Energy LP	6.05%
Crestwood Midstream Partners LP	5.12%
TC Pipelines LP	4.98%
Buckeye Partners LP	4.39%
EnLink Midstream Partners LP	4.39%

Portfolio holdings and allocations are subject to change. Percentages are as of May 30, 2014, and based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 30, 2014, and based on the total value of investments.

*	May 30, 2014, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements.

6

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/30/14

	Inception Date	6-Month	1-Year	Since Inception
Class A (MLPDX)	3/31/10	6.50%	11.85%	10.50%
Class C (MLPRX)	6/10/11	6.14%	11.02%	8.74%
Class I (OSPMX)*	6/28/13	6.72%	N/A	8.75%
Class Y (MLPZX)**	3/31/10	6.62%	12.13%	10.76%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/30/14

	Inception Date	6-Month	1-Year	Since Inception
Class A (MLPDX)	3/31/10	0.40%	5.39%	8.94%
Class C (MLPRX)	6/10/11	5.14%	10.02%	8.74%
Class I (OSPMX)*	6/28/13	6.72%	N/A	8.75%
Class Y (MLPZX)**	3/31/10	6.62%	12.13%	10.76%

*	Class I shares commenced operations at the close of business June 28, 2013.

**	Effective June 28, 2013 Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL.OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis (AMZX). The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s

7

performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial adviser, visiting oppenheimerfunds.com, or calling 1.800.CALL.OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Actual	Beginning Account Value December 1, 2013	Ending Account Value May 30, 2014	Expenses Paid During 6 Months Ended May 30, 2014
Class A	$1,000.00	$1,065.00	$6.94
Class C	1,000.00	1,061.40	10.80
Class I	1,000.00	1,067.20	5.14
Class Y	1,000.00	1,066.20	5.67

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.27	6.79
Class C	1,000.00	1,014.52	10.55
Class I	1,000.00	1,018.27	5.01
Class Y	1,000.00	1,018.27	5.54

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, and tax expense, based on the 6-month period ended May 30, 2014 are as follows:

Class	Expense Ratios
Class A	1.35%
Class C	2.10
Class I	1.00
Class Y	1.10

The expense ratios for Classes A, C, and Y reflect contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

10

STATEMENT OF INVESTMENTS May 30, 2014* / Unaudited

Description	Shares	Value
Master Limited Partnership Shares — 101.7%
Diversified — 8.2%
Williams Partners LP	6,167,931	$327,578,815

Gathering/Processing — 27.5%
American Midstream Partners LP 1	1,066,830	31,546,163
Compressco Partners LP	429,990	10,483,156
Crestwood Midstream Partners LP	9,373,432	204,340,818
EnLink Midstream Partners LP 1	5,747,331	175,121,176
Exterran Partners LP 1	5,163,704	144,428,801
Midcoast Energy Partners LP 1	3,100,729	68,247,045
Regency Energy Partners LP	11,286,383	313,761,447
Southcross Energy Partners LP 1	1,554,238	27,774,233
Targa Resources Partners LP	570,751	38,788,238
USA Compression Partners LP 1	3,306,831	82,670,775
Total Gathering/Processing		1,097,161,852

Marine — 7.5%
Dynagas LNG Partners LP 1, 2	792,184	19,036,182
GasLog Partners LP 1, 2	123,844	3,284,343
Golar LNG Partners LP	878,243	28,938,107
KNOT Offshore Partners LP	347,625	9,538,830
Seadrill Partners LLC	984,618	32,334,855
Teekay LNG Partners LP	3,104,718	137,539,007
Teekay Offshore Partners LP	1,887,356	67,321,989
Total Marine		297,993,313

Description	Shares	Value
Natural Gas Pipelines — 22.4%
El Paso Pipeline Partners LP	8,584,650	$293,938,416
Energy Transfer Equity LP	1,546,332	78,801,079
Energy Transfer Partners LP	5,729,596	322,690,847
TC Pipelines LP 1	3,821,552	198,720,704
Total Natural Gas Pipelines		894,151,046

Petroleum Transportation — 30.3%
Arc Logistics Partners LP 1, 2	1,605,368	37,870,631
Buckeye Partners LP	2,232,244	175,141,864
Enbridge Energy Partners LP	10,126,898	313,933,838
Global Partners LP 1	1,855,665	76,026,595
Holly Energy Partners LP	915,162	32,341,825
Lehigh Gas Partners LP 1	1,397,422	37,730,394
Martin Midstream Partners LP 1	3,373,563	137,101,600
NGL Energy Partners LP	2,577,844	103,113,760
NuStar Energy LP 1	4,166,643	241,748,627
Sprague Resources LP 1, 2	1,085,983	26,856,360
TransMontaigne Partners LP	560,614	27,823,273
Total Petroleum Transportation		1,209,688,767

Propane — 5.8%
Amerigas Partners LP	1,758,488	83,317,161
Ferrellgas Partners LP	2,525,806	70,116,375
Suburban Propane Partners LP	1,724,173	80,036,111
Total Propane		233,469,647

Total Master Limited Partnership Shares
(identified cost $3,336,466,026)		4,060,043,440

11

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Description	Shares	Value
Common Stock — 1.8%
Marine — 0.5%
North Atlantic Drilling, Ltd. 2	1,929,407	$20,239,479

Petroleum Transportation — 1.3%
Enbridge Energy Management LLC 2	1,750,856	52,228,034

Total Common Stock
(identified cost $59,521,877)		72,467,513

Preferred Stock — 0.8%
Gathering/Processing— 0.3%
Southcross Energy Partners 8.00%, 3, 4	782,130	12,826,932

Marine — 0.5%
Teekay Offshore Partners 7.25%	766,550	19,600,683

Total Preferred Stock
(identified cost $34,949,549)		32,427,615

Short-Term Investments — 1.5%
Money Market — 1.5%
Fidelity Treasury Portfolio, 0.010% 5	61,352,889	61,352,889

Total Short-Term Investments
(identified cost $61,352,889)		61,352,889

Total Investments — 105.8%
(identified cost $3,492,290,341)		4,226,291,457
Liabilities In Excess of Other Assets — (5.8)%		(233,145,735)
Net Assets -— 100.0%		$3,993,145,722

12

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

LLC — Limited Liability Company

LP — Limited Partnership

*	May 30, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

1.
Is or was an affiliate, as defined by the Investment Company Act of 1940, at or during the period ended May 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer. Transactions during this period in which the issuer was an affiliate are as follows:

	Shares November 29, 2013*	Gross Additions	Gross Reductions	Shares May 30, 2014
American Midstream Partners LP	693,030	373,800	—	1,066,830
Arc Logistic Partners LP	1,029,058	576,310	—	1,605,368
Dynagas LNG Partners LP	547,323	244,861	—	792,184
EnLink Midstream Partners LP 6	5,747,331	—	—	5,747,331
Exterran Partners LP	4,159,600	1,004,104		5,163,704
Global Partners LP	1,855,665	—	—	1,855,665
Lehigh Gas Partners LP	1,127,152	270,270	—	1,397,422
Martin Midstream Partners LP	2,415,455	958,108	—	3,373,563
Midcoast Energy Partners	2,728,741	371,988	—	3,100,729
NuStar Energy LP	1,354,619	2,812,024	—	4,166,643
Southcross Energy Partners LP	913,305	640,933	—	1,554,238
Sprague Resources LP	493,500	592,483	—	1,085,983
TC Pipelines LP	3,513,024	308,528	—	3,821,552
USA Compression Partners LP	2,650,571	656,260	—	3,306,831

	Value	Distributions	Realized Gain/(Loss)
American Midstream Partners LP	31,546,163	976,149	—
Arc Logistic Partners LP	37,870,631	884,552	—
Dynagas LNG Partners LP	19,036,182	427,462	—
EnLink Midstream Partners LP	175,121,176	4,138,078	—
Exterran Partners LP	144,428,801	5,027,258	—
Global Partners LP	76,026,595	2.296.385	—
Lehigh Gas Partners LP	37,730,394	1,998,751	—
Martin Midstream Partners LP	137,101,600	4,557,055	—
Midcoast Energy Partners	68,247,045	1,485,063	—
NuStar Energy LP	241,748,627	6,020,768	—
Southcross Energy Partners LP	27,774,233	1,234,534	—
Sprague Resources LP	28,856,360	628,209	—
TC Pipelines LP	198,720,704	6,126,204	—
USA Compression Partners LP	82,670,775	2,571,054	—

2.	Non-income producing.

3.	All distributions are paid in kind.

4.	Security is convertible from Preferred Units into Common Units on a one-for-one basis.

5.	Variable rate security; the coupon rate represents the rate at May 30, 2014.

6.	Name change from Crosstex Energy LP to EnLink Midstream Partners LP. Ex date of 3/10/2014.

See accompanying Notes to Financial Statements.

13

STATEMENT OF
ASSETS AND LIABILITIES May 30, 2014* / Unaudited

Assets
Investments at value – see accompanying Statement of Investments:
Unaffiliated companies (cost $2,454,888,468)	$2,919,412,171
Affiliated companies (cost $1,037,401,873)	1,306,879,286
4.226.291.457
Deferred tax asset	100,116,527
Dividends receivable	589
Receivable for beneficial interest sold	35,490,914
Prepaid expenses	204,997
Total assets	4,362,104,484

Liabilities
Due to custodian	189,198
Payable for beneficial interest redeemed	10,941,901
Payable for investments purchased	11,700,203
Deferred tax liability	340,592,526
Payable to Manager	2,739,798
Payable for distribution and service plan fees, Class A	398,728
Payable for distribution and service plan fees, Class C	1,079,278
Transfer Agent Fees, Class A	350,881
Transfer Agent Fees, Class C	237,441
Transfer Agent Fees, Class I	1
Transfer Agent Fees, Class Y	136,142
Trustees’ fees	10,131
Other liabilities	582,534
Total liabilities	368,958,762

Net Assets	$3,993,145,722

Composition of Net Assets
Par value of shares of beneficial interest	$357,307
Paid-in capital	3,579,389,551
Undistributed net investment loss, net of deferred taxes	(37,911,148)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(13,976,383)
Net unrealized appreciation on investments, net of deferred taxes	465,286,395
Net Assets	$3,993,145,722

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$11.23
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.92
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$11.00
Class I Shares:**
Net asset value, offering price and redemption proceeds per share	$11.37
Class Y Shares:***
Net asset value, offering price and redemption proceeds per share	$11.36

14

STATEMENT OF
ASSETS AND LIABILITIES Unaudited / (Continued)

Net Assets:
Class A shares	$1,918,905,184
Class C shares	1,324,073,453
Class I shares**	137,537
Class Y shares***	750,029,548
Total Net Assets	$3,993,145,722

Shares Outstanding:
Class A shares	170,867,702
Class C shares	120,389,735
Class I shares**	12,097
Class Y shares***	66,037,951
Total Shares Outstanding	357,307,485

*	May 30, 2014 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

**	Class I shares commenced operations at the close of business June 28, 2013.

***	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

See accompanying Notes to Financial Statements.

15

STATEMENT OF
OPERATIONS For the Six Months Ended May 30, 2014* / Unaudited

Investment Income
Distributions from Master Limited Partnerships from:
Unaffiliated Master Limited Partnerships	$78,528,976
Affiliated Master Limited Partnerships	38,371,522
Less return of capital on distributions from:
Unaffiliated Master Limited Partnerships	(78,528,976)
Affiliated Master Limited Partnerships	(38,371,522)
Dividend income	1,104,225
Total investment income	1,104,225

Expenses
Management fees	15,903,017
Distribution and service plan fees
Class A	2,079,579
Class C	5,317,533
Transfer agent fees
Class A	1,830,029
Class C	1,169,857
Class I	16
Class Y	691,206
Tax Expense	411,414
Administrative fees	390,150
Registration fees	219,405
Legal, auditing, and other professional fees	84,647
Custody fees	75,614
Trustees' fees	36,722
Other	80,194
Total expenses, before waivers and deferred taxes	28,289,383
Less expense waivers	(2,024,709)
Net expenses, before deferred taxes	26,264,674

Net investment loss, before deferred taxes	(25,160,449)
Deferred tax benefit	9,208,725
Net investment loss, net of deferred taxes	(15,951,724)

Net Realized and Unrealized Losses on Investments:
Net Realized Losses
Investments from
Unaffiliated companies	(24,202,880)
Deferred tax benefit	8,858,254
Net realized losses, net of deferred taxes	(15,344,626)
Net Change in Unrealized Appreciation
Investments	402,770,724
Deferred tax expense	(147,414,085)
Net change in unrealized appreciation, net of deferred taxes	255,356,639

Net realized and unrealized gains on investments, net of deferred taxes	240,012,013
Change in net assets resulting from operations	$224,060,289

*	May 30, 2014 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

16

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 30, 2014* (Unaudited)	For the Year Ended November 29, 2013*
Operations
Net investment loss, net of deferred taxes	$(15,951,724)	$(13,494,584)
Net realized losses on investments, net of deferred taxes	(15,344,626)	(5,208,622)
Net change in unrealized appreciation on investments, net of deferred taxes	255,356,639	187,685,709
Change in net assets resulting from operations	224,060,289	168,982,503

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(49,728,650)	(62,917,173)
Class C shares	(32,411,912)	(32,091,774)
Class I shares**	(3,709)	(2,144)
Class Y shares***	(18,584,678)	(21,656,010)
Change in net assets resulting from distributions to shareholders	(100,728,949)	(116,667,101)

Beneficial Interest Transactions
Class A	405,018,577	1,080,780,582
Class C	418,259,053	828,751,322
Class I**	20,153	112,026
Class Y***	190,056,668	389,711,482
Change in net assets resulting from beneficial interest transactions	1,013,354,451	2,299,355,412
Change in net assets	1,136,685,791	2,351,670,814

Net Assets
Beginning of period	2,856,459,931	504,789,117
End of period	$3,993,145,722	$2,856,459,931

Undistributed net investment loss, net of deferred taxes	$(37,911,148)	$(21,959,424)

*	May 30, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting period. See Note 1 of the accompanying Notes.

**	Class I shares commenced operations at the close of business June 28, 2013.

***	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

See accompanying Notes to Financial Statements.

17

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 30, 2014* (Unaudited)		Year Ended November 29, 2013*		Year Ended November 30, 2012	Year Ended November 30, 2011	Period Ended November 30, 2010 1
Per Share Operating Data
Net Asset Value, Beginning of Period	$10.86		$9.83		$10.14	$10.83	$10.00
Income/(loss) from investment operations:
Net investment loss 2	(0.05)		(0.09)		(0.09)	(0.09)	(0.04)
Return of capital 2	0.24		0.49		0.48	0.47	0.31
Net realized and unrealized gains/(losses)	0.50		1.41		0.08	(0.24)	1.00
Total from investment operations	0.69		1.81		0.47	0.14	1.27
Distributions to shareholders:
Return of capital	(0.32)		(0.78)		(0.70)	(0.83)	(0.44)
Income	—		—		(0.08)	—	—
Total distributions to shareholders	(0.32)		(0.78)		(0.78)	(0.83)	(0.44)
Net asset value, end of period	$11.23		$10.86		$9.83	$10.14	$10.83

Total Return, at Net Asset Value 3	6.50%		18.79%		4.61%	1.27%	13.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,918,905		$1,452,182		$333,544	$172,056	$58,464
Ratio of Expenses to Average Net Assets:4
Before (waivers) and deferred tax expense	1.51%		1.42%		1.51%	1.62%	1.93%
Expense (waivers)	(0.13%)		(0.07%)		(0.16%)	(0.27%)	(0.58%)
Net of (waivers) and before deferred tax expense	1.38	%5	1.35	%5	1.35%	1.35%	1.35%
Deferred tax expense 6	7.71	%7	6.97%		2.02%	(0.77%)	17.05%
Total expense	9.09%		8.32%		3.37%	0.58%	18.40%

Ratio of Investment Loss to Average Net Assets:4
Before (waivers) and deferred tax expense	(1.42%)		(1.32%)		(1.51%)	(1.61%)	(1.54%)
Expense (waivers)	(0.13%)		(0.07%)		(0.16%)	(0.27%)	(0.58%)
Net of (waivers) and before deferred tax expense	(1.29%)		(1.25%)		(1.35%)	(1.34%)	(0.96%)
Deferred tax benefit 8	0.55	%7	0.45%		0.47%	0.50%	0.39%
Net investment loss	(0.74%)		(0.80%)		(0.88%)	(0.84%)	(0.57%)

Portfolio Turnover Rate	5%		4%		29%	24%	15%

*	May 30, 2014 and November 29, 2013 represent the last business day in the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.
1.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for less than full period.
5.	Includes tax expense. Without tax expense, the net asset expense ratio would be 1.35%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

18

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 30, 2014* (Unaudited)		Year Ended November 29, 2013*		Year Ended November 30, 2012	Period Ended November 30, 2011 1
Per Share Operating Data
Net Asset Value, Beginning of Period	$10.68		$9.75		$10.13	$10.66
Income/(loss) from investment operations:
Net investment loss 2	(0.07)		(0.14)		(0.13)	(0.06)
Return of capital 2	0.24		0.50		0.51	0.26
Net realized and unrealized gains/(losses)	0.47		1.35		0.02	(0.34)
Total from investment operations	0.64		1.71		0.40	(0.14)
Distributions to shareholders:
Return of capital	(0.32)		(0.78)		(0.70)	(0.39)
Income	—		—		(0.08)	—
Total distributions to shareholders	(0.32)		(0.78)		(0.78)	(0.39)
Net asset value, end of period	$11.00		$10.68		$9.75	$10.13

Total Return, at Net Asset Value 3	6.14%		17.88%		3.89%	(1.31%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,324,073		$869,041		$36,764	$2,826
Ratio of Expenses to Average Net Assets:4
Before (waivers) and deferred tax expense	2.23%		2.18%		2.37%	4.44%
Expense (waivers)	(0.10%)		(0.07%)		(0.27%)	(2.34%)
Net of (waivers) and before deferred tax expense	2.13	%5	2.11	%5	2.10%	2.10%
Deferred tax expense 6	7.71	%7	5.39%		1.78%	(1.31%)
Total expense	9.84%		7.50%		3.88%	0.79%

Ratio of Investment Loss to Average Net Assets:4
Before (waivers) and deferred tax expense	(2.14%)		(2.08%)		(2.37%)	(4.44%)
Expense (waivers)	(0.10%)		(0.07%)		(0.27%)	(2.34%)
Net of (waivers) and before deferred tax expense	(2.04%)		(2.01%)		(2.10%)	(2.10%)
Deferred tax benefit 8	0.55	%7	0.73%		0.75%	0.79%
Net investment loss	(1.49%)		(1.28%)		(1.35%)	(1.31%)

Portfolio Turnover Rate	5%		4%		29%	24%

*	May 30, 2014 and November 29, 2013 represent the last business day in the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 10, 2011.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for less than full period.
5.	Includes tax expense. Without tax expense, the net asset expense ratio would be 2.10%.
6.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
7.	Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
8.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

19

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 30, 2014* (Unaudited)		Period Ended November 29, 2013*, 1, 2
Per Share Operating Data
Net Asset Value, Beginning of Period	$10.97		$11.15
Income/(loss) from investment operations:
Net investment loss 3	(0.03)		(0.03)
Return of capital 3	0.24		0.22
Net realized and unrealized gains	0.51		0.02
Total from investment operations	0.72		0.21
Distributions to shareholders:
Return of capital	(0.32)		(0.39)
Total distributions to shareholders	(0.32)		(0.39)
Net asset value, end of period	$11.37		$10.97

Total Return, at Net Asset Value 4	6.72%		1.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$138		$113
Ratio of Expenses to Average Net Assets:5
Before (waivers) and deferred tax expense	1.02	%6	1.16	%7
Deferred tax expense 8	7.71	%9	2.23%
Total expense	8.73%		3.39%

Ratio of Investment Loss to Average Net Assets:5
Before (waivers) and deferred tax expense	(0.94%)		(1.05%)
Deferred tax benefit 10	0.55	%9	0.37%
Net investment loss	(0.39%)		(0.68%)

Portfolio Turnover Rate	5%		4%

*	May 30, 2014 and November 29, 2013 represent the last business day in the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	Shares commenced operations at the close of business June 28, 2013.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for less than full period.
6.	Includes tax expense. Without tax expense, the net expense ratio would be 1.00%.
7.	Includes tax expense. Without tax expense, the net expense ratio would be 1.14%.
8.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
9.	Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
10.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

20

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 30, 2014* (Unaudited)		Year Ended November 39, 2013*, 1		Year Ended November 30, 2012 1	Year Ended November 30, 2011 1	Period Ended November 30, 2010 1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$10.97		$9.89		$10.17	$10.84	$10.00
Income/(loss) from investment operations:
Net investment loss 3	(0.04)		(0.07)		(0.07)	(0.08)	(0.03)
Return of capital 3	0.24		0.49		0.49	0.47	0.29
Net realized and unrealized gains/(losses)	0.51		1.44		0.08	(0.23)	1.02
Total from investment operations	0.71		1.86		0.50	0.16	1.28
Distributions to shareholders:
Return of capital	(0.32)		(0.78)		(0.70)	(0.83)	(0.44)
Income	—		—		(0.08)	—	—
Total distributions to shareholders	(0.32)		(0.78)		(0.78)	(0.83)	(0.44)
Net asset value, end of period	$11.36		$10.97		$9.89	$10.17	$10.84

Total Return, at Net Asset Value 4	6.62%		19.19%		4.89%	1.46%	13.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$750,030		$535,124		$134,481	$84,506	$68,368
Ratio of Expenses to Average Net Assets:5
Before (waivers) and deferred tax expense	1.24%		1.18%		1.27%	1.37%	1.62%
Expense (waivers)	(0.12%)		(0.07%)		(0.17%)	(0.27%)	(0.52%)
Net of (waivers) and before deferred tax expense	1.12	%6	1.11	%6	1.10%	1.10%	1.10%
Deferred tax expense 7	7.71	%8	6.68%		2.10%	(0.65%)	17.22%
Total expense	8.83%		7.79%		3.20%	0.45%	18.32%

Ratio of Investment Loss to Average Net Assets:5
Before (waivers) and deferred tax expense	(1.16%)		(1.08%)		(1.27%)	(1.37%)	(1.24%)
Expense (waivers)	(0.12%)		(0.07%)		(0.17%)	(0.27%)	(0.52%)
Net of (waivers) and before deferred tax expense	(1.04%)		(1.01%)		(1.10%)	(1.10%)	(0.72%)
Deferred tax benefit 9	0.55	%8	0.37%		0.38%	0.41%	0.29%
Net investment loss	(0.49%)		(0.64%)		(0.72%)	(0.69%)	(0.43%)

Portfolio Turnover Rate	5%		4%		29%	24%	15%

*	May 30, 2014 and November 29, 2013 represent the last business day in the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	The net asset value for the beginning of the period close of business March 31, 2010 (Commencement of Operations) through November 30, 2010 represents the initial contribution per share of $10.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for less than full period.
6.	Includes tax expense. Without tax expense, the net expense ratio would be 1.10%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.	Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on average net assets.
9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

21

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer SteelPath MLP Income Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”).

The Fund offers Class A, Class C, Class I shares, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 new initial purchasers of Class A shares may be subject to a 1.00% contingent deferred sales charge if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited

22

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Fund intends to invest at least 80% of its net assets in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes.

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.6% for state and local tax, net of federal tax expense.

23

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following as of May 30, 2014:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$123,692,588
State	5,654,518
Total deferred tax expense	$129,347,106

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

Amount
Application of statutory income tax rate	$123,692,588
State income taxes net of federal benefit	5,654,518
Change in Estimated State Tax Rate, Net of Federal Tax Benefit/(Expense)	—
Total income tax expense (benefit)	$129,347,106

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative

24

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. At May 30, 2014, the Fund determined a valuation allowance was not required. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

Components of the Fund’s deferred tax assets and liabilities as of May 30, 2014 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$93,677,621
Capital loss carryforward (tax basis)	6,438,906

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(340,592,526)
Total net deferred tax asset/(liability)	$(240,475,999)

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the six months ended May 30, 2014, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

At May 30, 2014, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2030	$3,877
11/30/2031	4,997,354
11/30/2032	7,401,746
11/30/2033	47,597,832
11/30/2034	195,948,974
Total	$255,949,783

At May 30, 2014, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2018	$6,261,965
11/30/2019	11,330,673
Total	$17,592,638

At May 30, 2014, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$3,296,651,335
Gross Unrealized Appreciation	$940,866,440
Gross Unrealized Depreciation	(11,226,318)
Net Unrealized Appreciation (Depreciation) on Investments	$929,640,122

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

26

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Dividends, if any, are declared and distributed monthly for the Fund. The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2015. For the six months ended May 30, 2014, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Funds’ investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended May 30, 2014, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.015%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the last in, first out method.

27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is

28

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Adviser, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Adviser, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Adviser’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Fair value determinations by the Adviser are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Adviser, or its third party service provider who is subject to oversight by the Adviser, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

30

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

2)
Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Adviser’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 30, 2014 based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$4,060,043,440	$—	$—	$4,060,043,440
Common Stock*	72,467,513	—	—	72,467,513
Preferred Stock*	19,600,683	12,826,932	—	32,427,615
Short Term Investments	61,352,889	—	—	61,352,889
Total Assets	$4,213,464,525	$12,826,932	$—	$4,226,291,457

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the six months ended May 30, 2014.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the end of the reporting period.

31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 30, 2014		Year/Period Ended November 29, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	52,490,949	$580,123,910	117,510,304	$1,270,519,892
Dividends and/or distributions reinvested	4,733,360	43,982,344	4,344,726	46,776,056
Redeemed	(20,078,471)	(219,087,677)	(22,070,867)	(236,515,366)
Net increase	37,145,838	$405,018,577	99,784,163	$1,080,780,582

Class C
Sold	41,770,672	$452,570,000	77,467,656	$827,488,848
Dividends and/or distributions reinvested	3,294,414	30,362,580	2,087,393	22,272,213
Redeemed	(6,036,641)	(64,673,527)	(1,965,065)	(21,009,739)
Net increase	39,028,445	$418,259,053	77,589,984	$828,751,322

Class I*
Sold	1,487	$17,033	10,088	$110,000
Dividends and/or distributions reinvested	364	3,413	185	2,026
Redeemed	(27)	(293)	—	—
Net increase	1,824	$20,153	10,273	$112,026

Class Y**
Sold	23,565,879	$262,878,897	43,952,454	$479,650,333
Dividends and/or distributions reinvested	1,940,962	18,312,198	1,590,680	17,305,065
Redeemed	(8,268,356)	(91,134,427)	(10,336,556)	(107,243,916)
Net increase	17,238,485	$190,056,668	35,206,578	$389,711,482
*	Class I shares commenced operations at the close of business June 28, 2013.

**	Effective June 28, 2013 Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

32

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended May 30, 2014, were as follows:

	Purchases	Sales
Investment securities	$1,170,129,059	$166,272,046

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
0.95%	0.93%	0.90%

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expense, if any) exceed 1.35% for Class A shares, 2.10% for Class C shares, and 1.10% for Class Y shares. The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense is excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased by the amount of this expense. During the period ended May 30, 2014, the Manager reimbursed $1,105,051, $538,001, and $381,657 for Class A, Class C, and Class Y, respectively.

The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Trust’s Board of Trustees.

33

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

The following table represents amounts eligible for recovery at May 30, 2014:

Eligible expense recoupment expiring:
November 30, 2014	$574,482
November 30, 2015	683,544
November 30, 2016	1,006,421
May 30, 2017	2,024,709

As of May 30, 2014, the Adviser did not recoup any expenses.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under the Plan. If the Class C plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends.

34

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. UMB Fund Services (“UMB”) acted as the transfer and shareholder servicing agent for the Fund through the close of business October 18, 2013. Effective October 19, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund.

Sub-Transfer Agent Fees. Effective October 19, 2013, the Transfer Agent has retained Shareholder Services, Inc., an affiliate of OFI Global, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 30, 2014	$1,824,602	$9,816	$144,475

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc., the parent of the Manager (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained

35

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Pending Litigation (Continued)

misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

In May 2014, certain current and/or former participants in 529 plans managed by OFI Private Investments, Inc. (“OFIPI”), an affiliate of OFI, filed a lawsuit in New Mexico state court against OFI, OFIPI and the Distributor. Plaintiffs in this suit allege that they are assignees of indemnification claims The Education Trust Board of New Mexico, The Education Plan Trust of New Mexico, and the State of New Mexico (collectively, the “State”) have or may have against defendants for losses the State incurred in connection with a class action lawsuit plaintiffs previously brought against the State. On the basis of the alleged assignment of the State’s indemnification claims, plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

36

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL.OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

37

OPPENHEIMER STEELPATH MLP INCOME FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J, Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Stuart Cartner, Vice President
Brian Watson, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

38

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

39

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

We send your financial adviser (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•
All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•
Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

40

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL.OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

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RS1390.001.0514 July 25, 2014

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

STEELPATH MLP ALPHA PLUS FUND

SEMIANNUAL REPORT 5.31.2014

Fund Performance Discussion	3
Top Holdings and Allocations	6
Share Class Performance	7
Fund Expenses	9
Statement of Investments	11
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Statement of Cash Flows	17
Financial Highlights	18
Notes to Financial Statements	22
Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments	38
Trustees and Officers	39
Privacy Policy Notice	40

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/30/14*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Alerian MLP Index
6-Month	15.82%	9.15%	7.62%	11.62%
1-Year	25.97	18.72	20.45	18.36
Since Inception (2/6/12)	19.86	16.82	19.33	16.42

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL.OPP (225.5677).

*	May 30, 2014, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2014.

Fund Performance Discussion

We thank you for investing with Oppenheimer SteelPath MLP Funds. Because our fiscal year ends November 30th, the following semiannual report covers the period from December 1, 2013 to May 30, 2014.

During the six month reporting period, the Fund’s Class A shares (without sales charge) produced a total return of 15.82%. For comparative purposes, master limited partnerships (“MLPs”), as measured by the Alerian MLP Index (AMZX), provided a total return of 11.62%. Please note that the returns for the Alerian MLP Index are calculated pre-tax, while the Fund’s returns are calculated post corporate tax. During the same reporting period, the S&P 500 Index produced a total return of 7.62%.

MLPs generally performed poorly over the first half of December 2013, likely attributable to year-end tax selling and several larger secondary offerings. However a mid-month Congressional budget agreement helped lift the broad markets as well as MLPs, which ended up gaining 1.6% for the month.

For the first calendar quarter of 2014, MLPs delivered muted positive performance with a 1.9% total return. This unremarkable performance masks some underlying volatility, however, as several low-yield, high-growth MLPs rallied materially while names with little or low perceived growth prospects generally traded poorly.

The quarter’s positive return was primarily achieved over the last weeks of March and in part derived from generally strong first-quarter earnings reports which also served to improve visibility into future growth plans. Commodity pricing was not volatile throughout the period supported by colder than normal temperatures across most of the country with particular strength in natural gas pricing. These positive dynamics combined with calm broader equity and interest rate markets to provide a supportive environment for the asset class and drove positive performance through the end of the period. Consequently, MLPs provided a 10.2% total return from mid-March through the end of May.

Notably, MLPs underperformed other higher-yielding equities such as Real Estate Investment Trust (REITs) and Utilities over the semiannual period; REITs provided a total return of 16.6%, respectively, and the Utilities sector provided a 14.1% return. REITs and Utilities often trade with greater sympathy to the interest rate environment and this strong performance may in part reflect the 27 basis point decline in the ten-year treasury rate over the period. Notably, over the May to September period in 2013, when interest rates increased 136 basis points, REITs and Utilities lost 15.3% and 11.4%, respectively, versus the 3.0% loss of the MLP sector.

MACRO REVIEW

All the major energy MLP subsectors generated positive performance over the six-month reporting period. The Petroleum Transportation subsector led the midstream group as a number of the low-yield, high-growth MLPs fall under this subsector. The Gathering and Processing subsector delivered better than average performance over the period and generally benefited from the supportive commodity price environment. In addition, several partnerships in the subsector announced new projects during the period adding visibility to their growth prospects.

The Natural Gas Pipeline and Coal subsectors underperformed over the reporting period. Each subsector’s performance was impacted by outsized losses at partnerships that announced distribution reductions; within the asset class, distribution reductions are rare and typically result in a significant price reaction. Both subsectors have generally faced headwinds in recent years as a result of sustained poor commodity pricing. Notably, rapidly increasing natural gas production in certain regions of the country has benefited well-positioned pipelines, while pipelines in other regions have faced lower volume or margin opportunities. This trend is likely to continue as North East production continues to rise and demand along the Gulf Coast and South East experiences significant growth through power generation consumption and the initiation of liquefied natural gas (LNG) exports.

FUND REVIEW

Key contributors to the Fund’s performance were Energy Transfer Equity, LP (ETE) and Sunoco Logistics Partners, LP (SXL).

ETE outperformed owing in part to acquisition activity at Regency Energy Partners, LP (RGP) and Energy Transfer Partners, LP (ETP), two of the partnership’s operating affiliates. These acquisitions add to an already expansive, integrated, and attractive asset footprint and can potentially fuel further distribution growth going forward. The consolidated entity also has a robust organic growth project backlog.

SXL outperformed as it continues to benefit from its premier asset footprint and continues to increase exposure to assets with stable margins. The partnership’s high quality assets are spread across some of the highest growth resource basins and the partnership has delivered greater than 20% distribution growth in each of the last two years.

Key detractors from the Fund’s performance were El Paso Pipeline Partners, LP (EPB) and MarkWest Energy Partners, LP (MWE).

EPB underperformed in part due to updated management guidance that conveyed flat distribution expectations for 2014 versus a previous outlook for modest growth. Management expects growth from an announced acquisition to largely be negated by reduced revenue from rate case settlements and weaker contract renewals at certain pipelines. While distribution security appears intact, the Fund eliminated exposure to the name.

MWE underperformed after increasing its capital spending plans through 2015, which lowered near-term distribution growth expectations. However, we believe these investments should aid long-term growth and will enable the partnership to maintain its market leading position in the prolific Marcellus and Utica shales.

Separately, the Fund also obtains leverage through borrowing, which contributed positively to its performance this reporting period. Please note that to the extent the Fund obtains leverage through borrowings, there will be the potential for greater gains and the risk of magnified losses.

OUTLOOK

We believe the environment for domestic midstream/energy infrastructure providers remains constructive. While crude oil and natural gas liquid (NGL) prices may experience volatility as production success may at times outpace the logistical and industrial changes needed to spur similar levels of demand, the need for additional energy infrastructure remains acute. Importantly, we believe crude oil and NGL pricing could fall substantially while still supporting robust producer activity and volume growth to the benefit of energy infrastructure operators.

The opportunity set created by the macro trend of dramatic growth in domestic crude oil, natural gas, and NGL production volumes is widespread, robust and long term in nature. We prefer to seek exposure to these dynamics through names with fee or fee-like exposure versus commodity price exposure as we believe such entities offer the most attractive risk-to-reward opportunity within the sector.

Top Holdings and Allocations*

TOP TEN MASTER LIMITED PARTNERSHIP HOLDINGS

Enterprise Products Partners LP	11.77%
Energy Transfer Equity LP	11.17%
Plains All American Pipeline LP	9.46%
Regency Energy Partners LP	8.84%
Sunoco Logistics Partners LP	8.32%
Magellan Midstream Partners LP	7.59%
TC Pipelines LP	6.67%
Seadrill Partners LLC	6.05%
MarkWest Energy Partners LP	5.81%
DCP Midstream Partners LP	5.61%

Portfolio holdings and allocations are subject to change. Percentages are as of May 30, 2014, and based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 30, 2014, and based on the total value of investments.

*	May 30, 2014, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements.

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/30/14

	Inception Date	6-Month	1-Year	Since Inception
Class A (MLPLX)	2/6/12	15.82%	25.97%	19.86%
Class C (MLPMX)	5/22/12	15.48%	25.03%	24.50%
Class I (OSPPX)*	6/28/13	16.03%	N/A	20.33%
Class Y (MLPNX)**	12/30/11	15.98%	26.31%	19.95%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/30/14

	Inception Date	6-Month	1-Year	Since Inception
Class A (MLPLX)	2/6/12	9.15%	18.72%	16.82%
Class C (MLPMX)	5/22/12	14.48%	24.03%	24.50%
Class I (OSPPX)*	6/28/13	16.03%	N/A	20.33%
Class Y (MLPNX)**	12/30/11	15.98%	26.31%	19.95%

*	Class I shares commenced operations at the close of business June 28, 2013.

**	Effective June 28, 2013 Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL.OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I or Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Alerian MLP Index. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The Alerian MLP Index is a composite of the 50 most prominent Master Limited Partnerships that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a total-return basis (AMZX). The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial adviser, visiting oppenheimerfunds.com, or calling 1.800.CALL.OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value December 1, 2013	Ending Account Value May 30, 2014	Expenses Paid During 6 Months Ended May 30, 2014
Class A	$1,000.00	$1,158.20	$10.70
Class C	1,000.00	1,154.80	14.69
Class I	1,000.00	1,160.30	8.68
Class Y	1,000.00	1,159.80	9.37

Hypothetical (5% return before expenses)
Class A	1,000.00	1,015.02	10.04
Class C	1,000.00	1,011.29	13.81
Class I	1,000.00	1,015.02	8.13
Class Y	1,000.00	1,015.02	8.79

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds interest expense and tax expense, based on the 6-month period ended May 30, 2014 are as follows:

Class	Expense Ratios
Class A	2.00%
Class C	2.75
Class I	1.62
Class Y	1.75

The expense ratios reflect contractual waivers and/or reimbursements of expenses for Classes A, C, and Y by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements, if applicable.

STATEMENT OF INVESTMENTS May 30, 2014* / Unaudited

Description	Shares	Value
Master Limited Partnership Shares — 140.6%
Diversified — 20.2%
Enterprise Products Partners LP 1	447,746	$33,500,356
ONEOK Partners LP 1	204,892	11,289,549
Williams Partners LP 1	240,883	12,793,296
Total Diversified		57,583,201

Gathering/Processing — 33.1%
Access Midstream Partners LP 1	188,293	11,860,576
DCP Midstream Partners LP 1	297,105	15,957,510
MarkWest Energy Partners LP 1	267,040	16,543,128
Regency Energy Partners LP 1	905,238	25,165,616
Summit Midstream Partners LP 1	103,931	4,677,934
Targa Resources Partners LP 1	191,401	13,007,612
Western Gas Partners LP 1	96,041	6,913,992
Total Gathering/Processing		94,126,368

Marine — 6.1%
Seadrill Partners LLC 1	523,981	17,207,536

Natural Gas Pipelines — 31.0%
Energy Transfer Equity LP 1	623,834	31,790,581
Energy Transfer Partners LP 1	223,466	12,585,605
EQT Midstream Partners LP 1	190,029	15,608,982
Spectra Energy Partners LP 1	178,499	9,362,272
TC Pipelines LP 1	365,165	18,988,580
Total Natural Gas Pipelines		88,336,020

Description	Shares	Value
Petroleum Transportation — 50.2%
Buckeye Partners LP 1	192,279	$15,086,210
Genesis Energy LP 1	253,061	14,424,477
Holly Energy Partners LP 1	282,814	9,994,647
Magellan Midstream Partners LP 1	263,719	21,593,312
NGL Energy Partners LP 1	277,608	11,104,320
NuStar GP Holdings LLC 1	126,121	4,414,235
Plains All American Pipeline LP 1	476,699	26,919,192
Sunoco Logistics Partners LP 1	257,288	23,670,496
Tesoro Logistics LP 1	118,231	8,240,701
TransMontaigne Partners LP 1	147,608	7,325,785
Total Petroleum Transportation		142,773,375

Total Master Limited Partnership Shares
(identified cost $325,553,205)		400,026,500

Common Stock — 3.5%
Diversified — 3.5%
ONEOK, Inc. 1	156,455	10,089,783

Total Common Stock
(identified cost $7,962,159)		10,089,783

Short-Term Investments — 1.7%
Money Market — 1.7%
Fidelity Treasury Portfolio, 0.010% 2	4,815,073	4,815,073

Total Short-Term Investments
(identified cost $4,815,073)		4,815,073

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Description	Value
Total Investments — 145.8%
(identified cost $338,330,437)	$414,931,356
Liabilities In Excess of Other Assets — (45.8)%	(130,391,031)
Net Assets -— 100.0%	$284,540,325

Footnotes to Statement of Investments

*	May 30, 2014 represents the last day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

LP — Limited Partnership

LLC — Limited Liability Company

1.
As of May 30, 2014, all or a portion of the security has been pledged as collateral to cover borrowing. The market value of the securities in the pledged account totaled $165,000,272 as of May 30, 2014. The loan agreement requires continuous collateral whether the loan has a balance or not. See Note 6 of the Notes to Financial Statements for additional information.

2.	Variable rate security; the coupon rate represents the rate at May 30, 2014.

See accompanying Notes to Financial Statements.

STATEMENT OF
ASSETS AND LIABILITIES May 30, 2014* / Unaudited

Assets
Investments at value - see accompanying Statement of Investments:
Investment securities:
At identified cost	$338,330,437
At fair value	$414,931,356
Cash	3,955,121
Cash used for borrowing	14,000,000
Deferred tax asset	6,589,583
Dividends receivable	15
Receivable for beneficial interest sold	3,511,091
Prepaid expenses	70,156
Total assets	443,057,322

Liabilities
Payable for beneficial interest redeemed	274,089
Payable for investments purchased	20,154,056
Deferred tax liability	32,729,795
Payable to Manager	331,529
Payable for distribution and service plan fees, Class A	33,193
Payable for distribution and service plan fees, Class C	30,187
Payable on borrowing (See Note 6)	104,700,000
Interest expense payable	84,701
Transfer Agent Fees, Class A	29,210
Transfer Agent Fees, Class C	6,641
Transfer Agent Fees, Class I	1
Transfer Agent Fees, Class Y	15,897
Trustees’ fees	6,217
Other liabilities	121,481
Total liabilities	158,516,997

Net Assets	$284,540,325

Composition of Net Assets
Par value of shares of beneficial interest	$21,420
Additional Paid-in capital	239,818,434
Undistributed net investment loss, net of deferred taxes	(2,798,892)
Accumulated undistributed net realized losses on investments, net of deferred taxes	(835,818)
Net unrealized appreciation on investments, net of deferred taxes	48,335,181
Net Assets	$284,540,325

STATEMENT OF
ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value, Offering Price and Redemption Proceeds Per Share ($0.001 Par Value, Unlimited Shares Authorized)
Class A Shares:
Net asset value and redemption proceeds per share	$13.28
Offering price per share (net asset value plus sales charge of 5.75% of offering price)	$14.09
Class C Shares:
Net asset value, offering price and redemption proceeds per share	$13.09
Class I Shares:**
Net asset value, offering price and redemption proceeds per share	$13.35
Class Y Shares:***
Net asset value, offering price and redemption proceeds per share	$13.38

Net Assets:
Class A shares	$163,254,552
Class C shares	36,840,980
Class I shares**	26,353
Class Y shares***	84,418,440
Total Net Assets	$284,540,325

Shares Outstanding:
Class A shares	12,292,893
Class C shares	2,815,198
Class I shares**	1,974
Class Y shares***	6,310,084
Total Shares Outstanding	21,420,149

*	May 30, 2014 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

**	Class I shares commenced operations at the close of business June 28, 2013.

***	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

See accompanying Notes to Financial Statements.

STATEMENT OF
OPERATIONS For the Six Months Ended May 30, 2014* / Unaudited

Investment Income
Distributions from Master Limited Partnerships	$7,479,913
Less return of capital on distributions	(7,479,913)
Dividend income	124,924
Total investment income	124,924

Expenses
Management fees	1,332,882
Distribution and service plan fees
Class A	154,351
Class C	121,725
Transfer agent fees
Class A	135,829
Class C	26,779
Class I	2
Class Y	71,964
Legal, auditing, and other professional fees	49,933
Registration fees	34,538
Tax Expense	29,775
Administrative fees	24,826
Custody fees	17,852
Trustees' fees	9,232
Other	13,489
Total expenses, before waivers and deferred taxes	2,023,177
Plus expense recoupment	148,708
Net expenses, before interest expense from payable on borrowing and deferred taxes	2,171,885
Interest expense from payable on borrowing	410,354
Net expenses, before deferred taxes	2,582,239

Net investment loss, before deferred taxes	(2,457,315)
Deferred tax benefit	906,749
Net investment loss, net of deferred taxes	(1,550,566)

Net Realized and Unrealized Losses on Investments:
Net Realized Losses
Investments	(1,232,130)
Deferred tax benefit	454,656
Net realized losses, net of deferred taxes	(777,474)
Net Change in Unrealized Appreciation
Investments	55,812,741
Deferred tax expense	(20,594,901)
Net change in unrealized appreciation, net of deferred taxes	35,217,840

Net realized and unrealized gains on investments, net of deferred taxes	34,440,366
Change in net assets resulting from operations	$32,889,800

*	May 30, 2014 represents the last day of the Fund’s semiannual period. See accompanying Notes.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended May 30, 2014* (Unaudited)	For the Year Ended November 29, 2013*
Operations
Net investment loss, net of deferred taxes	$(1,550,566)	$(1,206,120)
Net realized losses on investments, net of deferred taxes	(777,474)	(12,844)
Net change in unrealized appreciation on investments, net of deferred taxes	35,217,840	12,945,898
Change in net assets resulting from operations	32,889,800	11,726,934

Distributions to Shareholders
Distributions to shareholders from return of capital:
Class A shares	(3,290,545)	(3,263,118)
Class C shares	(700,266)	(437,003)
Class I shares**	(464)	(3,091)
Class Y shares***	(1,820,088)	(1,546,992)
Change in net assets resulting from distributions to shareholders	(5,811,363)	(5,250,204)

Beneficial Interest Transactions
Class A	39,224,027	97,764,613
Class C	17,417,348	15,275,558
Class I**	14,453	13,648
Class Y***	26,138,674	46,014,214
Change in net assets resulting from beneficial interest transactions	82,794,502	159,068,033
Change in net assets	109,872,939	165,544,763

Net Assets
Beginning of period	174,667,386	9,122,623
End of period	$284,540,325	$174,667,386

Undistributed net investment loss, net of deferred taxes	$(2,798,892)	$(1,248,326)

*	May 30, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

**	Class I shares commenced operations at the close of business June 28, 2013.

***	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

See accompanying Notes to Financial Statements.

STATEMENT OF
CASH FLOWS For the six months May 30, 2014* / Unaudited

Cash flows from operating activities
Net increase in net assets resulting from operations	$32,889,800
Non cash items included in operations:
Deferred income taxes	19,233,497
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long-term portfolio investments	(136,627,932)
Sales of long-term portfolio investments	15,022,064
Purchases of short-term portfolio investments, net	(4,340,946)
Return of capital on distributions from Master Limited Partnerships	7,479,913
Increase in receivable for beneficial interest	(2,492,829)
Increase in prepaid expenses	(25,198)
Decrease in receivable for interest	7
Increase in payable for Beneficial Interest Redeemed	164,712
Increase in payable to Manager	149,935
Increase in payable for investments purchased	15,246,538
Increase in other liabilities	48,194
Increase in payable for 12b-1 fees, Class A	11,555
Increase in payable for 12b-1 fees, Class C	17,537
Increase in interest expense payable	31,859
Net realized loss on investments	1,232,130
Net change in accumulated unrealized appreciation on investments	(55,812,741)
Net cash used in operating activities	(107,771,905)

Cash flows from financing activities
Proceeds from beneficial interest sold	124,021,150
Payment of beneficial interest redeemed	(46,756,756)
Distributions paid to shareholders, net of reinvestments	(281,255)
Net increase in payable on borrowing	47,200,000
Net cash provided by financing activities	124,183,139

Net change in cash	16,411,234
Cash at beginning of period	1,543,887
Cash at end of period	$17,955,121

*	May 30, 2014 represents the last day of the Fund’s semiannual period. See accompanying Notes.

Supplemental disclosure of cash flow information:

Cash paid on interest of $378,495.

Non-cash financing activities not included consist of reinvestment of dividends and distributions of $5,530,109.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 30, 2014* (Unaudited)		Year Ended November 29, 2013*		Period Ended November 30, 2012 1
Per Share Operating Data
Net Asset Value, Beginning of Period	$11.77		$9.93		$10.14
Income/(loss) from investment operations:
Net investment loss 2	(0.02)		(0.17)		(0.14)
Return of capital 2	0.05		0.54		0.46
Net realized and unrealized gains	1.81		2.13		0.12
Total from investment operations	1.84		2.50		0.44
Distributions to shareholders:
Return of capital	(0.33)		(0.66)		(0.65)
Net asset value, end of period	$13.28		$11.77		$9.93

Total Return, at Net Asset Value 3	15.82%		25.59%		4.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$163,255		$108,563		$6,915
Ratio of Expenses to Average Net Assets:4
Before recoupment/(waivers) and deferred tax expense	2.28%		2.45%		9.02%
Expense recoupment/(waivers)	0.15%		(0.05%)		(6.42%)
Net of recoupment/(waivers) and before deferred tax expense	2.43	%5	2.40	%5	2.60	%6
Deferred tax expense 7	18.16	%8	8.38%		4.04%
Total expense	20.59%		10.78%		6.64%

Ratio of Investment Loss to Average Net Assets:4
Before recoupment/(waivers) and deferred tax expense	(2.16%)		(2.40%)		(9.02%)
Expense recoupment/(waivers)	0.15%		(0.05%)		(6.42%)
Net of recoupment/(waivers) and before deferred tax expense	(2.31%)		(2.35%)		(2.60%)
Deferred tax benefit 9	0.86	%8	0.87%		0.97%
Net investment loss	(1.45%)		(1.48%)		(1.63%)

Portfolio Turnover Rate	5%		15%		69%

*	May 30, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.
1.	Shares commenced operations at the close of business February 6, 2012.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for less than full period.
5.	Includes interest and tax expense. Without interest and tax expense, the net asset expense ratio would be 2.00%.
6.	Includes interest expense. Without interest expense, the net expense ratio would be 2.00%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.	Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on net assets.
9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

Class C	Six Months Ended May 30, 2014* (Unaudited)		Year Ended November 29, 2013*		Period Ended November 30, 2012 1
Per Share Operating Data
Net Asset Value, Beginning of Period	$11.64		$9.91		$9.45
Income/(loss) from investment operations:
Net investment loss 2	(0.01)		(0.22)		(0.11)
Return of capital 2	0.02		0.55		0.28
Net realized and unrealized gains	1.77		2.06		0.62
Total from investment operations	1.78		2.39		0.79
Distributions to shareholders:
Return of capital	(0.33)		(0.66)		(0.33)
Net asset value, end of period	$13.09		$11.64		$9.91

Total Return, at Net Asset Value 3	15.48%		24.50%		8.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,841		$16,317		$604
Ratio of Expenses to Average Net Assets:4
Before recoupment/(waivers) and deferred tax expense	3.09%		3.20%		11.88%
Expense recoupment/(waivers)	0.10%		(0.05%)		(8.57%)
Net of recoupment/(waivers) and before deferred tax expense	3.19	%5	3.15	%5	3.31	%6
Deferred tax expense 7	18.16	%8	8.16%		4.16%
Total expense	21.35%		11.31%		7.47%

Ratio of Investment Loss to Average Net Assets:4
Before recoupment/(waivers) and deferred tax expense	(2.96%)		(3.15%)		(11.88%)
Expense recoupment/(waivers)	0.10%		(0.05%)		(8.57%)
Net of recoupment/(waivers) and before deferred tax expense	(3.06%)		(3.10%)		(3.31%)
Deferred tax benefit 9	0.86	%8	1.14%		1.23%
Net investment loss	(2.20%)		(1.96%)		(2.08%)

Portfolio Turnover Rate	5%		15%		69%

*	May 30, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.
1.	Shares commenced operations at the close of business May 22, 2012.
2.	Per share amounts calculated based on average shares outstanding during the period.
3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for less than full period.
5.	Includes interest and tax expense. Without interest and tax expense, the net asset expense ratio would be 2.75%.
6.	Includes interest expense. Without interest expense, the net expense ratio would be 2.75%.
7.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
8.	Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on net assets.
9.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 30, 2014* (Unaudited)		Period Ended November 29, 2013*, 1, 2
Per Share Operating Data
Net Asset Value, Beginning of Period	$11.81		$11.71
Income/(loss) from investment operations:
Net investment loss 3	—	4	(0.06)
Return of capital 3	—	4	0.23
Net realized and unrealized gains	1.87		0.26
Total from investment operations	1.87		0.43
Distributions to shareholders:
Return of capital	(0.33)		(0.33)
Net asset value, end of period	$13.35		$11.81

Total Return, at Net Asset Value 5	16.03%		3.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26		$10
Ratio of Expenses to Average Net Assets:6
Before recoupment/(waivers) and deferred tax expense	2.04%		2.38%
Expense recoupment/(waivers)	—		(0.23%)
Net of recoupment/(waivers) and before deferred tax expense	2.04	%7	2.15	%8
Deferred tax expense 9	18.16	%10	21.06%
Total expense	20.20%		23.21%

Ratio of Investment Loss to Average Net Assets:6
Before recoupment/(waivers) and deferred tax expense	(1.90%)		(2.33%)
Expense recoupment/(waivers)	—		(0.23%)
Net of recoupment/(waivers) and before deferred tax expense	(1.90%)		(2.10%)
Deferred tax benefit 11	0.86	%10	0.77%
Net investment loss	(1.04%)		(1.33%)

Portfolio Turnover Rate	5%		15%

*	May 30, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.
1.	Shares commenced operations at the close of business June 28, 2013.
2.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.	Amount rounds to less than $0.005.
5.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6.	Annualized for less than full period.
7.	Includes interest and tax expense. Without interest and tax expense, the net expense ratio would be 1.62%.
8.	Includes interest and tax expense. Without interest and tax expense, the net expense ratio would be 1.75%. See Note 5 of the Notes to Financial Statements.
9.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
10.	Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on net assets.
11.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 30, 2014* (Unaudited)		Year Ended November 29, 2013*, 1		Period Ended November 30, 2012 1,2
Per Share Operating Data
Net Asset Value, Beginning of Period	$11.84		$9.96		$10.00
Income/(loss) from investment operations:
Net investment loss 3	—	4	(0.15)		(0.12)
Return of capital 3	0.01		0.54		0.48
Net realized and unrealized gains	1.86		2.15		0.25
Total from investment operations	1.87		2.54		0.61
Distributions to shareholders:
Return of capital	(0.33)		(0.66)		(0.65)
Net asset value, end of period	$13.38		$11.84		$9.96

Total Return, at Net Asset Value 5	15.98%		25.92%		6.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$84,418		$49,776		$1,604
Ratio of Expenses to Average Net Assets:6
Before recoupment/(waivers) and deferred tax expense	2.04%		2.20%		24.82%
Expense recoupment/(waivers)	0.14%		(0.05%)		(22.71%)
Net of recoupment/(waivers) and before deferred tax expense	2.18	%7	2.15	%7	2.11	%8
Deferred tax expense 9	18.16	%10	8.43%		(2.88%)
Total expense	20.34%		10.58%		(0.77%)

Ratio of Investment Loss to Average Net Assets:6
Before recoupment/(waivers) and deferred tax expense	(1.92%)		(2.15%)		(24.82%)
Expense recoupment/(waivers)	0.14%		(0.05%)		(22.71%)
Net of recoupment/(waivers) and before deferred tax expense	(2.06%)		(2.10%)		(2.11%)
Deferred tax benefit 11	0.86	%10	0.78%		0.79%
Net investment loss	(1.20%)		(1.32%)		(1.32%)

Portfolio Turnover Rate	5%		15%		69%

*	May 30, 2014 and November 29, 2013 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.
1.	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.
2.	The net asset value for the beginning of the period close of business December 30, 2011 (Commencement of Operations) through November 30, 2012 represents the initial contribution per share of $10.
3.	Per share amounts calculated based on average shares outstanding during the period.
4.	Amount rounds to less than $0.005.
5.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemptions at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6.	Annualized for less than full period.
7.	Includes interest and tax expense. Without interest and tax expense, the net expense ratio would be 1.75%.
8.	Includes interest expense. Without interest expense the net expense ratio would be 1.75%.
9.	Deferred tax expense estimate for the ratio calculation is derived from the net investment income/loss, and realized and unrealized gains/losses.
10.	Effective December 1, 2013 the deferred tax expense and deferred tax benefit are allocated based on net assets.
11.	Deferred tax benefit for the ratio calculation is derived from net investment income/loss only.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer SteelPath MLP Alpha Plus Fund (the “Fund”), a separate series of Oppenheimer SteelPath MLP Funds Trust, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI SteelPath, Inc. (the “Adviser” or “Manager”).

The Fund offers Class A, Class C, Class I shares, and Class Y shares. Effective June 28, 2013, Class I shares were renamed Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Effective June 28, 2013 new initial purchasers of Class A shares may be subject to a 1.00% contingent deferred sales charge if shares are redeemed within an 18-month “holding period” measured from the date of purchase. Class C shares are sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% of the redemption proceeds if Class C shares are redeemed within one year of purchase. Class I shares are only available to eligible institutional investors. Class I shares are sold at net asset value per share without a sales charge or CDSC. An institutional investor that buys Class I shares for its customers’ accounts may impose charges on those accounts. Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for that purpose. They may include insurance companies, registered investment companies, employee benefit plans and section 529 plans, among others. An institutional investor that buys Class Y shares for its customers’ accounts may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have separate distribution and/or service plans under which they pay fees. Class I and Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Fund intends to invest at least 80% of its net assets in securities of MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Fund is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes.

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a corporation, the Fund is obligated to pay federal, state and local income tax on taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Fund is currently using an estimated rate of 1.9% for state and local tax, net of federal tax expense.

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

The Fund’s income tax provision consists of the following as of May 30, 2014:

Current tax expense (benefit)
Federal	$—
State	—
Total current tax expense	$—

Deferred tax expense (benefit)
Federal	$18,243,154
State	990,342
Total deferred tax expense	$19,233,496

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

Amount
Application of statutory income tax rate	$18,243,154
State income taxes net of federal benefit	990,342
Change in Estimated State Tax Rate, Net of Federal Tax Benefit/(Expense)	—
Total income tax expense (benefit)	$19,233,496

The Fund intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unused. At May 30, 2014, the Fund determined a valuation allowance was not required. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

Components of the Fund’s deferred tax assets and liabilities as of May 30, 2014 are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$6,205,489
Capital loss carryforward (tax basis)	384,094
Organization costs	—

Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	(32,729,795)
Total net deferred tax asset/(liability)	$(26,140,212)

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of May 30, 2014, the Fund does not have any interest or penalties associated with the underpayment of any income taxes.

The Fund files income tax returns in the U.S. federal jurisdiction and various states. All tax years since inception remain open and subject to examination by tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

At May 30, 2014, the Fund had net operating loss carryforwards for federal income tax purposes, which may be carried forward for 20 years, as follows:

Expiration Date
11/30/2032	$30,185
11/30/2033	2,168,061
11/30/2034	14,618,798
Total	$16,817,044

At May 30, 2014, the Fund had net capital loss carryforwards for federal income tax purposes, which may be carried forward for 5 years, as follows:

Expiration Date
11/30/2017	$39,170
11/30/2019	1,001,734
Total	$1,040,904

At May 30, 2014, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$326,420,947
Gross Unrealized Appreciation	$88,851,729
Gross Unrealized Depreciation	(341,320)
Net Unrealized Appreciation (Depreciation) on Investments	$88,510,409

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Dividends, if any, are declared and distributed quarterly for the Fund. The estimated characterization of the distributions paid will be either a qualified dividend or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the Fund’s investments. The actual characterization of the distributions made during the period will not be determined until after the end of the fiscal year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form DIV in February 2015. For the six months ended May 30, 2014, the Fund distributions are expected to be comprised of 100% return of capital.

Return of Capital Estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the six months ended May 30, 2014, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custody fees” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.015%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined using the last in, first out method.

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded,

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

as identified by the third party pricing service used by the Adviser, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Adviser, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Adviser’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Adviser, when determining the fair value of a security. Fair value determinations by the Adviser are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Adviser, or its third party service provider who is subject to oversight by the Adviser, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

2)
Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Adviser’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 30, 2014 based on valuation input level:

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Master Limited Partnership Shares*	$400,026,500	$—	$—	$400,026,500
Common Stock*	10,089,783	—	—	10,089,783
Short Term Investments	4,815,073	—	—	4,815,073
Total Assets	$414,931,356	$—	$—	$414,931,356

*	For a detailed break-out of securities by major industry classification, please refer to the Statement of Investments.

The Fund did not hold any Level 3 securities during the six months ended May 30, 2014.

There have been no transfers between pricing levels for the Fund. It is the Fund’s policy to recognize transfers at the end of the reporting period.

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 30, 2014		Year/Period Ended November 29, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	6,158,382	$75,988,020	9,870,147	$112,879,763
Dividends and/or distributions reinvested	249,255	3,120,469	254,665	2,937,922
Redeemed	(3,341,760)	(39,884,462)	(1,594,005)	(18,053,072)
Net increase	3,065,877	$39,224,027	8,530,807	$97,764,613

Class C
Sold	1,437,548	$17,710,856	1,335,377	$15,213,202
Dividends and/or distributions reinvested	47,826	592,584	30,489	349,347
Redeemed	(71,718)	(886,092)	(25,290)	(286,991)
Net increase	1,413,656	$17,417,348	1,340,576	$15,275,558

Class I*
Sold	1,094	$14,274	9,342	$111,345
Dividends and/or distributions reinvested	14	179	253	2,949
Redeemed	—	—	(8,729)	(100,646)
Net increase	1,108	$14,453	866	$13,648

Class Y**
Sold	2,442,089	$30,308,000	4,162,763	$47,375,899
Dividends and/or distributions reinvested	144,303	1,816,876	122,858	1,424,711
Redeemed	(481,775)	(5,986,202)	(241,145)	(2,786,396)
Net increase	2,104,617	$26,138,674	4,044,476	$46,014,214

*	Class I shares commenced operations at the close of business June 28, 2013.

**	Effective June 28, 2013, Class I shares were renamed Class Y shares. See Note 1 of the Notes to Financial Statements for additional information.

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended May 30, 2014, were as follows:

	Purchases	Sales
Investment securities	$136,627,932	$15,022,064

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and up to $5 Billion	Net Assets in Excess of $5 Billion
1.25%	1.23%	1.20%

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit fees and/or reimburse expenses of the Fund to the extent that the Fund’s total annual fund operating expenses (exclusive of interest, taxes, such as deferred tax expenses, brokerage commissions, acquired fund fees and expenses, dividend costs related to short sales, and extraordinary expenses, such as litigation expense, if any) exceed 2.00% for Class A shares, 2.75% for Class C shares, and 1.75% for Class Y shares. The Fund’s total annual operating expenses after fee waiver and/or expense reimbursement (“Net Expenses”) will be higher than these amounts to the extent that the Fund incurs expenses excluded from the expense cap. Because the Fund’s deferred income tax expense and interest expense are excluded from the expense cap, the Fund’s Net Expenses for each class of shares is increased by the amount of these expenses.

The Manager can be reimbursed by the Fund within three years after the date the fee limitation and/or expense reimbursement has been made by the Manager, provided that such repayment does not cause the expenses of any class of the Fund to exceed the foregoing limits. This undertaking may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein, unless approved by the Trust’s Board of Trustees.

The following table represents amounts eligible for recovery at May 30, 2014:

Eligible expense recoupment expiring:
November 30, 2015	$167,504
November 30, 2016	42,202

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

As of May 30, 2014 the Adviser recouped $91,960, $11,939, and $44,809 for Class A, Class C, and Class Y, respectively in previously waived expenses.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under the Plan. If the Class C plan is terminated by the Fund or by the shareholders, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plan at calendar quarter ends.

Transfer Agent Fees. UMB Fund Services (“UMB”) acted as the transfer and shareholder servicing agent for the Fund through the close of business October 18, 2013. Effective October 19, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund.

Sub-Transfer Agent Fees. Effective October 19, 2013, the Transfer Agent has retained Shareholder Services, Inc., an affiliate of OFI Global, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 30, 2014	$74,308	$3,397	$980

Related Party. The Interested Trustees and officers of the Fund are also officers or trustees of companies affiliated with the Manager, Distributor, and Transfer Agent.

6. Borrowing Agreement

The Fund has a $125 million revolving credit agreement with Bank of America, N.A. (“BOA Loan Agreement”) to engage in permitted borrowing. The Fund is permitted to borrow up to the lesser of one-third of the Fund’s total assets, or the maximum amount permitted pursuant to the Fund’s investment limitations. Amounts borrowed under the BOA Loan Agreement are invested by the Fund under the direction of the Manager, consistent with the Fund’s investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. The borrowing is fully collateralized throughout the term of the borrowing with securities or other assets of the Fund. Securities that have been pledged as collateral for the borrowing are indicated in the Schedule of Investments. Bank of America shall have the right at any time, upon 180 days’ prior written notice to Alpha Plus Fund, or upon such shorter notice period as mutually agreed upon, to permanently terminate the BOA Loan Agreement.

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Borrowing Agreement (Continued)

Borrowings under the BOA Loan Agreement are charged interest at a calculated rate computed by Bank of America based on LIBOR plus 0.90% per annum. A commitment fee at the rate of 0.10% per annum is charged for any undrawn portion of the credit facility. The borrowing is due 180 days following demand by Bank of America. The payable on borrowing balance at May 30, 2014 was $104,700,000. For the six months ended May 30, 2014, information related to borrowings under the BOA Loan Agreement is as follows:

Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
1.08%	$76,275,824	182	$410,354	$104,700,000

7. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc., the parent of the Manager (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

In May 2014, certain current and/or former participants in 529 plans managed by OFI Private Investments, Inc. (“OFIPI”), an affiliate of OFI, filed a lawsuit in New Mexico state court against OFI, OFIPI and the Distributor. Plaintiffs in this suit allege that they are assignees of indemnification claims The Education Trust Board of New Mexico, The Education Plan Trust of New Mexico, and the State of New Mexico (collectively, the “State”) have or may have against defendants for losses the State incurred in connection with a class action lawsuit

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Pending Litigation (Continued)

plaintiffs previously brought against the State. On the basis of the alleged assignment of the State’s indemnification claims, plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL.OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding – Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL.OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER STEELPATH MLP ALPHA PLUS FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J, Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Stuart Cartner, Vice President
Brian Watson, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI SteelPath, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd.

Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

PRIVACY POLICY NOTICE (Continued)

Disclosure of Information

We send your financial adviser (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•
All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•
Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

PRIVACY POLICY NOTICE (Continued)

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number - whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL.OPP (225.5677).

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OppenheimerFunds™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS1393.001.0514 July 25, 2014

Item 2.  Code of Ethics.

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6.  Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing exhibit.
Not applicable to semi-annual reports.

(2)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer SteelPath MLP Funds Trust

/s/ William F. Glavin Jr.
By: William F. Glavin Jr.
Principal Executive Officer
Date: July 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ William F. Glavin Jr.
By: William F. Glavin Jr.
Principal Executive Officer
Date: July 9, 2014

/s/ Brian W. Wixted
By: Brian W. Wixted
Principal Financial Officer
Date: July 9, 2014